October 31, 1998



INVESCO
STRATEGIC
FUNDS


ENERGY
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
GOLD
HEALTH SCIENCES
LEISURE
TECHNOLOGY
UTILITIES

No-load funds investing in targeted industry sectors.


INVESCO

You should know what INVESCO knows (tm)

Market Overview                                                   November 1998
      "It was the best of times, it was the worst of times." For many investors, the opening of Charles Dickens' A Tale of Two Cities best describes their investments in 1998. On one hand, investments in many large, domestic blue chip companies have performed well. However, for investors in emerging markets and small-cap stocks, it has been a rather different story.
      This has been a year that tested the skills of even the most experienced investor, with the domestic equity markets reaching unprecedented heights in the spring of '98, suffering a severe correction, and then rallying again. But what has really changed in 1998?
      o Economy: The domestic economy continues to expand even though many developing nations are enduring recessions. With U.S. unemployment at record low levels and real wages accelerating, consumers have been willing to spend. It is important to remember that consumer spending is responsible for approximately two-thirds of Gross Domestic Product. In addition, lower interest rates on mortgages have enticed homeowners to refinance, increasing their disposable income.
      o Interest rates: As the global financial crisis intensified during the last year, the threat of an overheating economy diminished, and interest rates declined significantly -- with Treasury yields reaching levels not seen since the 1960s. In addition, worries over the bailout of the hedge fund Long-Term Capital Management combined with a global credit crunch caused the Federal Reserve Board to lower the Fed funds rate by 25 basis points three times in a seven-week period in the fall of '98. This was the first move by the Fed since it increased the Fed funds rate in the spring of '97.
      o Corporate Earnings: The strong U.S. dollar, intense price competition worldwide, and slowing global economies have decreased revenues for many multinationals, squeezing corporate profits. Furthermore, increasing wages (due to the tight labor market) are also putting pressure on profit margins, and the growth rate in corporate earnings has slowed.
      o Market Volatility: The last four years have been rewarding for investors, as domestic equity markets produced above-average returns with limited volatility. However, this year volatility returned to the markets; August 1998 marked the worst month for equities since October 1987. For the long-term investor, volatility is just part of the price of doing business when investing in equities.
      As we move into 1999, the market environment for domestic equities has changed to an extent; yet, in many respects, it remains similar to the last four years. Low inflation, declining interest rates, and positive domestic economic growth lend support to the underlying fundamentals for equities. Granted, the slowdown in many international economies may retard growth here at home, but it appears that our economy is strong enough to weather the storm.
      The U.S. remains the one global economic superpower. Compared to many international firms, domestic companies are highly efficient, productive, and profitable. The strong dollar and intense price competition have slowed the rate of growth in earnings in 1998, but the earnings outlook for 1999 appears brighter as many international economies start to recover. In addition, equity markets are forward-looking in nature and seem to be telling us that the worst of the global financial crisis may be over. However, investors should continue to expect heavy day-to-day volatility in the equity markets and remain focused on their long-term goals.

     The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Strategic Funds, plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/98; or, in the case of Environmental Services Fund, from inception through 10/31/98. The charts and other total return figures cited reflect the funds' operating expenses; but the indexes do not have expenses, which would, of course, have lowered their performance.

Energy Fund
      Although the fund is well-diversified throughout the energy sector, it is, of course, designed to focus narrowly on one segment of the economy. Because of this concentration, there will be periods of time when the fund will under- or overperform the broad market. Unlike many natural resources funds, the fund does not invest in gold, forestry, or natural resources -- it is a pure energy fund.
      For the one-year period ended 10/31/98, Energy Fund had a total return of -28.51%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

Review & Outlook
      A Conversation with Vice President and Portfolio Manager John Segner Why has the energy sector lagged the broader market recently?
      Declining energy prices and decreased global demand created negative sentiment towards the sector in the last 12 months. The global currency crisis produced slowing economic growth, and in many cases recessions, in the world's fastest growing economies. These economies, especially in the Asian/Pacific Rim region, had been increasing their energy consumption at accelerating rates in the last decade; but with these economies in turmoil, energy consumption decreased. This created a supply/demand imbalance in the crude oil market, and oil prices plummeted to levels not seen in 10 years. Although many industries in the energy sector are experiencing positive fundamentals, the negative sentiment created by falling energy prices depressed valuations in the sector as a whole.

                                 Energy Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                            -28.51%
                    -----------------------------------------
                    5 years                             5.93%
                    -----------------------------------------
                    10 years                            5.70%
                    -----------------------------------------

What changes have you made to the portfolio?
      I try to keep the portfolio well-diversified across the entire energy sector to give our shareholders a broad representation. During the last 12 months, I have become increasingly more positive on the natural gas industry; as a result, I have increased the fund's exposure to this area.

Why are you positive on the natural gas industry?
      I feel that this industry is entering a major growth cycle for the following reasons:
     o The demand for natural gas is increasing as nations seek cleaner burning fuels to replace environmentally unfriendly fuels, such as coal, which create severe pollution problems. In many third-world countries, the pollution in major cities is so bad that people need to wear masks to protect their lungs.
      o Existing natural gas wells are becoming depleted. Although new natural gas reserves are being found worldwide, it appears that most of the low-cost wells have been found; the new wells are higher-cost production sites.
      o Natural gas needs to be found relatively close to its end destination. Unlike crude oil, it is not feasible to ship large quantities of natural gas across the ocean in tankers at current prices. Instead, natural gas needs to be carried by pipelines to its final destination.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Energy Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

What areas produced the biggest disappointments in the last year?
      Oil services and exploration & production companies hindered the fund's performance. Declining crude prices hurt bottom-line results, and valuations contracted since these firms' earnings are highly dependent on crude prices.

What's your near-term outlook?
      I'm cautiously optimistic over the near-term, but very positive on the sector over the longer-term. Even though crude oil prices suffered significant declines in the last year, global demand for oil is still increasing -- albeit at a slower rate. Furthermore, the depressed prices for energy have forced many firms to reduce their capital spending, as it is not economically viable to produce oil and gas at the current prices. This will gradually decrease the supply of oil and gas on the open market and bring supply and demand back into balance.
      In addition, oil inventories are decreasing and OPEC's production quotas are starting to decrease their supply. For the patient long-term investor, improving fundamentals within this sector may offer opportunities for significant appreciation over the next five to 10 years.
      The fund is managed by Vice President John S. Segner. He received a BS from the University of Alabama and an MBA from the University of Texas at Austin. Before joining INVESCO in 1997, John served as Managing Director and Principal for The Mitchell Group, and was a co-manager of an institutional energy portfolio worth over $250 million. Prior to The Mitchell Group, he held responsibilities with Texaco Inc., Amerada Hess Corporation, and First Tennessee National Corporation.

Environmental Services Fund

                         Environmental Services Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                            -12.09%
                    -----------------------------------------
                    5 years                             9.86%
                    -----------------------------------------
                    10 years                            4.01%
                    -----------------------------------------

      For the one-year period ended 10/31/98, Environmental Services Fund had a total return of -12.09%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

Review & Outlook
      A Conversation with Senior Vice President and Portfolio Manager John
Schroer

What changes have been made to the portfolio?
      During the last 12 months, probably the biggest change was an adjustment to the fund's allocation strategy. Seeking to increase the growth characteristics of the portfolio, we modified holdings so that 40% of its assets are in sewage & waste companies, 40% in water, and 20% in higher-growth companies which may or may not have exposure to the environmental services sector.

Why do you focus on sewage & waste and water companies?
      We believe that these two areas offer the best growth opportunities in the sector. Industry consolidation continues to be a driving force in the sewage & waste industry. Furthermore, increased competition has forced firms to become more efficient and profitable -- enhancing their growth potential.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Environmental Services Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/91) through 10/31/98.

      For the water industry, more health-conscious consumers have increased their awareness of water purity and its potential impact on the body. As municipal water quality deteriorates, consumer emphasis on water purity should increase, benefiting selected water companies.

What's your near-term outlook?
      The environmental services sector is presently more conservatively valued than other areas of the market. This sector has little exposure to international economies, and is less economically sensitive than most areas of the market. We continue to believe that for the patient investor, long-term growth opportunities exist in this sector.
      Environmental Services Fund is managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. John started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

Financial Services Fund
      Overall, and for the three- and 10-year periods ended 10/31/98, the fund received the prestigious five-star rating for risk-adjusted performance by independent mutual fund analyst Morningstar. For the five-year period ended 10/31/98 the fund received four stars.(3)
      During the one-year period ended 10/31/98, Financial Services Fund had a total return of 11.76%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

Review & Outlook
      A Conversation with Vice President and Portfolio Manager Jeff Morris

What changes have you made to the portfolio in the 12 months?
      The financial services sector lagged the broader market over the last year, as the risks associated with these securities increased due to the volatility in the financial markets, as well as uncertainty concerning the broad economy.
      The fund remains focused on three main areas:
      o  Banks: regional and money-center banks
      o  Insurance: life, property & casualty, and multiline companies
      o Investment and miscellaneous industries: asset managers, brokerage firms, and government-sponsored agencies
      During the last 12 months, we have used market volatility to upgrade the quality of holdings in the portfolio. This was especially true in the insurance industry, where we increased the fund's exposure to companies with more growth-oriented products. Furthermore, demutualization -- the transfer of ownership of insurance companies from policyholders to public shareholders -- should create enormous investment opportunities and foster further consolidation in the insurance industry in the next three to five years.

                           Financial Services Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                             11.76%
                    -----------------------------------------
                    5 years                            20.37%
                    -----------------------------------------
                    10 years                           20.37%
                    -----------------------------------------

What changes did you make in the banking industry?
      The investment risk associated with these holdings increased over the last year. The "Year 2000" problem (the inability of computers and software to correctly interpret the date on January 1, 2000) may force many banks to increase their spending on this issue over the next year, potentially slowing earnings growth. However, this problem may also increase consolidation in the banking industry, as many banks that are not ready for the year 2000 may be forced to merge with banks that have the financial capability to address this problem.
      In addition, the emerging markets crisis has deteriorated the quality of balance sheets for many international banks. Thus, we have focused the portfolio on well-run banks and thrifts that are more domestically focused with attractive business mixes, and institutions that have exhibited economic intelligence with the deployment of capital. Two of our favorite banks remain BankAmerica Corp and US Bancorp.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Financial Services Fund to the value of a
      $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

     Didn't asset managers and brokerage firms suffer significant losses when the market corrected?
     Yes, these firms' revenues and earnings are dependent on robust financial markets. When the markets corrected, these securities experienced a significant contraction in prices. However, we reduced the fund's exposure to these companies in June and July, and re-acquired these stocks in August and September as the market oversold these institutions. When the equity markets recovered this fall, these stocks experienced significant appreciation.

What's your near-term outlook?
      I remain cautious for the near-term, as some important questions need to be answered. Probably the biggest uncertainty is whether the Federal Reserve Board can avert an economic slowdown in the U.S. The recent reduction in the Federal Funds rate and the discount rate should help the economy, but 1999 may be a difficult year as slowing global economies will put pressure on the U.S.

      Longer-term, the drivers for growth in this sector remain intact and should support this sector over the next five to 10 years. These trends are:
      o  The aging of the population
      o  Industry consolidation
      o  Deregulation
      o  Technological innovation
      o  Globalization

      Vice President Jeffrey G. Morris is lead manager of Financial Services Fund. Jeff joined INVESCO in 1991, served as a research analyst from 1994 to 1995, and became a vice president in 1997. He earned a BS from Colorado State University and MS from the University of Colorado - Denver. He is a Chartered Financial Analyst.
      Jeff is assisted by INVESCO Senior Vice President Daniel B. Leonard. Dan joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Gold Fund

                                  Gold Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                            -39.98%
                    -----------------------------------------
                    5 years                           -15.55%
                    -----------------------------------------
                    10 years                           -6.00%
                    -----------------------------------------

      For the one-year period ended 10/31/98, Gold Portfolio had a total return of -39.98%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

Review & Outlook
      A conversation with Senior Vice President and Portfolio Manager Dan
Leonard.

Why have the securities of gold companies performed so poorly in the last year?
     Like any stock, the share price of a gold company is highly dependent on the firm's ability to make money. For these companies, their bottom-line results are predominantly influenced by the prevailing price of gold. During the past 12 months, gold prices declined to levels not seen in 18 years, and as a result, security prices contracted.

What caused the price of gold to drop so much?
     I think there were two main reasons for the decline:

      o First, many European central banks sold a portion of their gold reserves in the last year as they prepared for the European Monetary Union.
      o Second, the Asian financial crisis caused consumers in that region to decrease their demand for gold jewelry as their economies entered recessions. In fact, certain Asian governments, like South Korea, asked their citizens to turn in their gold jewelry to the government, so it could be melted down and sold for hard currency.

Did this decline in the price of gold change your investment strategy?
      No. The fund continued to use its growth gold philosophy. This strategy focuses on the junior- to mid-sized gold exploration companies around the world. Unfortunately, these securities have experienced greater declines than most gold stocks, but when the price of gold recovers, these stocks may outperform other gold companies.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Gold Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98

It appears that the price of gold is starting to recover?
      In my opinion, the price hit bottom a few months ago, and we are starting to see the initial signs of a rally.
      The supply-demand imbalance that was present earlier in the year has finally washed out of the system. In addition, I believe that numerous foreign governments are starting to realize that if currencies in the emerging markets were partially backed by gold, the currency crisis might have been avoided for many nations. Furthermore, demand for gold jewelry is increasing in Europe, and it appears that China may be purchasing gold in the open market.

What's your near-term strategy and outlook?
      We will continue with the fund's growth gold philosophy for the foreseeable future. I am very optimistic in the outlook for the gold sector. Demand is starting to increase, and investors are beginning to become more cognizant of gold's salient features.
     Gold Fund is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Health Sciences Fund
      The fund received the prestigious five star rating for risk-adjusted performance by independent mutual fund analyst Morningstar for the overall, five-year, and 10-year periods ended 10/31/98. For the three-year period ended 10/31/98, the fund received four stars.(3)
      For the one-year period ended 10/31/98, Health Sciences Fund achieved a total return of 28.58%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

                             Health Sciences Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                             28.58%
                    -----------------------------------------
                    5 years                            22.96%
                    -----------------------------------------
                    10 years                           23.42%
                    -----------------------------------------

Review & Outlook
     A  Conversation  with Senior Vice  President  and  Portfolio  Manager  John
Schroer

Can you discuss the factors responsible for the fund's strong relative and absolute performance in 1998?
      The fund has performed very well this year for two reasons.
      o First, health care stocks in general have been strong performers versus the broader market averages. For the last 12 months, global economic uncertainty and financial market turmoil have been the backdrop for most investments. However, due to the nature of health care demand, business trends in this sector are relatively immune to short-term changes in the economic environment. This stability and safety have provided much of the relative outperformance of health care stocks.
      o Second, the portfolio has been overweighted in the pharmaceutical and medical devices & supplies industries. The pharmaceutical area posted another strong year of absolute returns as a result of strong unit volume growth and increasing visibility on the future product pipelines. Medical devices & supplies posted returns that, while volatile, were quite positive for the portfolio. Conversely, we underweighted biotechnology and health care services. While these groups underperformed the market, our selective investments within these sectors contributed meaningfully to the overall performance of the fund.

Why  does  the  fund  have  such  a  high   percentage  of  its  assets  in
pharmaceuticals?
     There are two driving forces creating value for shareholders in the pharmaceutical industry. First is the well-documented effect of demographics. The baby boom generation currently averages between 35 to 50 years old. It is during this period of an individual's life that the most pronounced acceleration in pharmaceutical consumption takes place. These therapies are generally chronic treatments for illnesses ranging from cardiovascular disease to depression, and represent the largest categories within the pharmaceutical industry. This driver to unit volume growth for the industry should continue into the foreseeable future. Second, the new product introductions experienced by the industry over the last 18 months continue to drive revenues and earnings in the near-term. The pharmaceutical industry, which has historically spent a high percentage of revenues on research and development, continues to grow the research and development budgets faster than industry revenue growth. This expanding commitment has, and is expected to continue to, result in new products. The pipeline of new products is full of promising technology, which should drive industry revenue growth into the next century.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Health Sciences Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

What are a few of your favorite drug firms?
      We concentrate the fund's investments in pharmaceutical companies that have strong new product pipelines, clinically superior products in commercially attractive categories, and strong research and development activities. A sampling of our favorites:
      o  Merck & Co.
      o  Lilly (Eli) & Co.
      o  Warner-Lambert Co.
      o  Schering-Plough Corp.
      o  Pfizer Inc.

What's your near-term strategy and outlook?
      The fund will remain primarily focused on market-leading pharmaceuticals and medical devices & supplies companies. We continue to believe that, over the longer-term, the health care sector has significant growth potential as changing demographics and innovative new technologies should create meaningful investment opportunities.
      Health Sciences Fund is managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. John started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin.

Leisure Fund
      For the one-year period ended 10/31/98, the fund had a total return of 15.16%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

                                 Leisure Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 year                             15.16%
                    -----------------------------------------
                    5 years                            10.49%
                    -----------------------------------------
                    10 years                           17.98%
                    -----------------------------------------
Review & Outlook
      A discussion with Portfolio Manager and Vice President Mark Greenberg

What has changed in the past year?
     I have made only  minor  changes in the  portfolio  in the last 12 months.

     Because of the Asian financial crisis, I reduced the fund's exposure to the gaming and lodging industries. Many of these companies derive a significant portion of their revenue from Asian travelers, and with depressed Asian currencies and contracting economies, these visitors are staying at home.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the INVESCO Leisure Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

What areas have enhanced fund returns?
      Three industries have significantly aided performance during the last year, and the fund is still heavily weighted in these industries:
      o Advertising: More and more companies have global competition. To be successful in this environment, corporations must be able to distinguish their products through branding campaigns and advertising. Two of my favorites are market leaders Omnicom Group and WPP Group PLC.
      o Cable TV Programming: Around the world, more people have TVs than have indoor plumbing. With a variety of sports, news, movie, education, and history channels, individuals can customize their TV viewing to meet their desires -- creating enormous opportunity for programmers. One of my favorite companies in this industry is Tele-Communications Inc.-Liberty Media. A market leader in cable TV programming, Liberty Media has popular channels like the Discovery Channel and Encore. The firm has enormous long-term potential. I'm also excited about the potential of the U.K. cable programmer Flextech PLC.
      o Cruise Ships: The cruise ship industry has had a dramatic transformation in the last 10 years. Historically, cruises were marketed to retirees. However, through intense advertising, cruise ships are changing their image, so that now many young families prefer cruise ships for their vacations. Since only 8% of the U.S. population has ever taken a cruise, the potential for continued market penetration is tremendous. Two of my favorite cruise lines are Carnival Corp and Royal Caribbean Cruises Ltd.

Any disappointments in the last year?
      Probably the biggest disappointment for the fund was its exposure to the jewelry industry. The rapidity and severity of the Asian financial crisis, and its effect on jewelry demand, surprised us. But we have adjusted the portfolio accordingly, and may re-examine some jewelry stocks when the market environment is more favorable.

Presently, what is your favorite stock?
      One company that I continue to favor which has produced strong returns for the fund this year is Heineken NV. Heineken has a great global franchise with a proven management team. They generate an enormous amount of free cash flow, and their margins are improving.

What is your near-term outlook?
      I believe the domestic economy is going to slow, but I doubt that we are going into a recession. Investor uncertainty may increase the day-to-day volatility in the equity markets; however, I'm optimistic about the future for the leisure sector, as the drivers for growth remain intact.

     Leisure Fund is managed by Mark Greenberg. With over 16 years of experience in the leisure sector, he is a Chartered Financial Analyst and started his investment career in 1980. Mark earned his BSBA in Finance from Marquette University. Prior to joining INVESCO he was with Scudder, Stevens & Clark in New York.

Technology Fund


                               Technology Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                     1 Year                     -2.47%
                     -----------------------------------
                     5 years                    16.10%
                     -----------------------------------
                     10 years                   21.48%
                     -----------------------------------


      For the one-year period ended 10/31/98, the fund had a total return of -2.47%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)
      INVESCO is pleased to announce that William R. Keithler, a Chartered Financial Analyst with more than 15 years of experience in the investment industry, will rejoin INVESCO and assume the responsibilities of portfolio manager for INVESCO Technology Fund in January 1999. Bill has an MS from the University of Wisconsin-Madison, and a BS from Webster College. An INVESCO senior vice president and portfolio manager from 1986 to 1993, most recently he served as vice president and portfolio manager with Berger Associates. Senior Vice President Daniel B. Leonard, who previously managed the fund, will remain with the firm in a more advisory role.


Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the INVESCO Technology Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

Review & Outlook
      A conversation with Senior Vice President Dan Leonard

Why have technology stocks had such a difficult year?
      During the last 12 months, we have witnessed a decrease in the demand for technology-related products from emerging and developing nations throughout the world. This is a direct result of the global financial crisis which slowed many of the world's emerging and developing economies -- in many cases producing recessions. Historically, these countries, especially in the Asian/Pacific Rim region, were rapidly growing economies that were heavily dependent on technology products to fuel their growth.

What changes have you made to the portfolio?
      As the financial crisis started to escalate, we reduced the fund's exposure to companies that derive a significant portion of their revenue from Asian demand. Instead, we shifted the portfolio towards companies that manufacture in Asia and sell in Europe and the U.S. -- where demand remains strong. This meant we:
      o  Decreased the fund's exposure to semiconductors
      o Increased the fund's exposure to hardware, service, and software companies However, we have recently started purchasing semiconductor companies which manufacture chips in Asia and sell them in the U.S., as demand for these chips is starting to improve here.

What companies do you favor in these industries?
      For the hardware industry, we continue to favor firms like IBM (International Business Machines) and LexMark International Group -- a maker of computer printers. In the service industry, our favorite company remains Paychex Inc., a small, domestically focused firm which specializes in computer payroll accounting services. Finally, for the software industry, we have focused the fund on companies that address Year 2000 computer problems.

What area has been the greatest disappointment?
      The greatest hindrance to fund performance during the last 12 months was the fund's exposure to technology companies that utilize three-dimensional seismic technology to locate oil and natural gas. These companies were decimated when oil prices crashed this year. However, we are excited about their long-term potential and may re-establish our positions when the fundamental backdrop for these stocks improves.

Is Asia's demand for technology products starting to improve?
      In isolated cases, yes. We are starting to see demand rise in South Korea, for instance, but sales will likely increase only on a country-by-country basis in the future.

What's your near-term strategy and outlook?
      The technology sector has had a difficult time in the last 12 months. We will remain somewhat cautious with our investment approach, but are becoming more optimistic concerning the broad future of technology companies. These were some of the first firms to feel the ill effects of the Asian financial crisis, but it appears these stocks have bottomed out and may regain their leadership role in the financial markets. Over the longer-term, the technology sector will regain its role as a crucial engine for economic growth worldwide.

Utilities Fund


                                Utilities Fund
                       Average Annualized Total Return
                              as of 10/31/98(2)

                    1 Year                       23.44%
                    -----------------------------------
                    5 years                      11.74%
                    -----------------------------------
                    10 years                     13.49%
                    -----------------------------------

      For the one-year period ended 10/31/98, the fund had a total return of 23.44%, compared to 21.96% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1)(2)

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the INVESCO Utilities Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

Review & Outlook
      A Conversation with Vice President and Portfolio Manager Brian Hayward

What changes have you made to the portfolio in the last year?
      I have made only minor changes to the portfolio, with most of the adjustments resulting from investor cash flows due to the volatile equity market. The fund remains focused on the best growth prospects in the electric utilities, natural gas, and telecommunications industries.

How did utilities perform in the recent correction?
      Utilities retained their defensive characteristics in the market correction, experiencing strong relative performance. Their earnings are less economically sensitive than other sectors of the market, and their high relative dividend yields help support these stocks in times of volatility.

What area enhanced the fund's returns the most?
      Probably the strongest returns in the last 12 months have been produced by the fund's investments in telecommunications companies. This industry offers superior growth opportunities with less regulatory risk than with other utilities. Although we invest in local exchange providers and long distance service companies, the regional bell operating companies (RBOCs) experienced strong relative performance during the last year. Our favorite RBOCs remain SBC Communications, Bell Atlantic, BellSouth Corp., and US WEST. Telecommunications service providers also enhanced fund returns, as the demand for Internet services continued to experience exponential growth. In fact, traffic on the Internet is doubling every 90 days. With the explosion of information and data transmissions, the need for increased bandwidth from existing phone lines and state-of-the-art telecommunications equipment has created enormous opportunities for certain companies. One of my favorite service providers remains MCI WorldCom.

What's your near-term outlook?
      Deregulation has created more efficient and profitable utility companies. We will continue to favor those areas which are the furthest along in the deregulation process, as they have the best growth opportunities. These securities should continue to offer defensive characteristics while experiencing relatively good growth. Over the longer-term, structural changes in this sector may create enormous investment potential for the patient investor.
     The fund is managed by Brian B. Hayward. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri and began his investment career in 1985. Brian earned a BA in Mathematics and a MA in Economics from the University of Missouri. He is a Chartered Financial Analyst.

(1) The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) Morningstar's proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars. As of 10/31/98, Financial Services Fund received 5 stars among 2,719 funds in the domestic equity fund category for the three-year period, 4 stars among 1,622 funds for the five-year period, and 5 stars among 728 funds for the 10-year period. As of 10/31/98, Health Sciences Fund received 5 stars among 728 funds in the domestic equity fund category for the 10-year period, 5 stars among 1,622 funds for the five-year period, and 4 stars among 2,719 funds for the three-year period.

Five Largest Common Stock Holdings
October 31, 1998
Description                                                  Value
-------------------------------------------------------------------------------
Energy Fund
Veritas DGC                                               $  14,659,738
Kerr-McGee Corp                                               6,451,775
El Paso Energy                                                6,159,037
Burlington Resources                                          5,984,544
Halliburton Co                                                5,821,875

Environmental Services Fund
Waste Management                                          $   1,805,542
Allied Waste Industries                                       1,005,562
Browning-Ferris Industries                                      921,375
Waste Management International
  PLC Sponsored ADR Representing
  2 Ord Shrs                                                    739,375
Casella Waste Systems Class A                                   737,500

Financial Services Fund
SunAmerica Inc                                            $  49,399,350
Washington Mutual                                            43,049,381
Fannie Mae                                                   42,841,563
Providian Financial                                          41,679,813
Bank of New York                                             41,031,250

Gold Fund
Franco-Nevada Mining Ltd                                  $  11,538,462
Stillwater Mining                                             9,712,500
Euro-Nevada Mining                                            8,568,197
Lihir Gold Ltd Sponsored ADR
  Representing 20 Ord Shrs                                    7,950,000
Getchell Gold                                                 7,000,000

Health Sciences Fund
Merck & Co                                                $  88,588,750
Pfizer Inc                                                   87,655,533
Lilly (Eli) & Co                                             78,260,492
Sofamor/Danek Group                                          68,795,044
Medtronic Inc                                                66,210,625

Leisure Fund
Tele-Communications Inc N
  Liberty Media Class A                                   $  13,916,602
Heineken NV                                                  13,185,335
Omnicom Group                                                10,381,875
Flextech PLC                                                  8,346,705
MediaOne Group                                                8,098,612


Technology Fund
International Business Machines                           $  63,457,031
Paychex Inc                                                  37,312,500
Lexmark International Group Class A                          34,968,750
International Game Technology                                33,843,750
Cisco Systems                                                29,925,000

Utilities Fund
MCI WorldCom                                              $   9,088,073
Ameritech Corp                                                7,119,750
SBC Communications                                            6,715,313
BellSouth Corp                                                6,456,831
Sprint Corp                                                   5,833,000

Composition of holdings is subject to change.

Statement of Investment Securities
October 31, 1998
-------------------------------------------------------------------------------
                                                     Shares,
                                  Country            Units or
                                  Code if            Principal
 %      Description               Non US             Amount           Value
-------------------------------------------------------------------------------
Energy Fund
93.99  COMMON STOCKS
1.57   ELECTRIC UTILITIES
       Montana Power                                   50,000   $     2,165,625
-------------------------------------------------------------------------------
12.81  NATURAL GAS
       El Paso Energy                                 173,800         6,159,037
       Sempra Energy                                  221,000         5,746,000
       Williams Cos                                   211,000         5,789,313
-------------------------------------------------------------------------------
                                                                     17,694,350
-------------------------------------------------------------------------------
55.90  Oil & Gas
14.82  DOMESTIC INTEGRATED
       Amoco Corp                                      58,000         3,255,250
       Atlantic Richfield                              57,600         3,967,200
       Murphy Oil                                     107,500         4,441,094
       USX-Marathon Group                             115,400         3,772,137
       Unocal Corp                                    148,000         5,022,750
-------------------------------------------------------------------------------
                                                                     20,458,431
-------------------------------------------------------------------------------
23.59  EXPLORATION & PRODUCTION
       Apache Corp                                    137,000         3,878,812
       Basin Exploration(a)                           206,000         3,296,000
       Burlington Resources                           145,300         5,984,544
       Canadian Occidental Petroleum                  197,900         2,980,869
       Chieftain International(a)                      77,500         1,520,938
       Clayton Williams Energy(a)                      60,000           525,000
       EEX Corp(a)                                    753,400         2,919,425
       Kerr-McGee Corp                                161,800         6,451,775
       Vastar Resources                               105,000         5,020,313
-------------------------------------------------------------------------------
                                                                     32,577,676
-------------------------------------------------------------------------------
16.16  INTERNATIONAL INTEGRATED
       Chevron Corp                                    60,000         4,890,000
       Elf Aquitaine SA Sponsored
        ADR Representing 1/2 Ord Shr                   32,000         1,856,000
       Exxon Corp                                      63,100         4,495,875
       Royal Dutch Petroleum New
        York Registry 1.25 Gldr Shrs                   27,000         1,329,750
       Texaco Inc                                      86,300         5,118,669
       TOTAL SA Sponsored ADR
        Representing 1/2 Class B Shrs                  79,000         4,621,500
-------------------------------------------------------------------------------
                                                                     22,311,794
1.33   REFINING & MARKETING
       Ultramar Diamond Shamrock                       68,000         1,831,750
-------------------------------------------------------------------------------
        TOTAL OIL & GAS                                              77,179,651
-------------------------------------------------------------------------------
23.71  OIL WELL EQUIPMENT & SERVICE
       BJ Services(a)                                 155,000         3,167,812
       Baker Hughes                                   191,000         4,213,937
       Global Industries Ltd(a)                       505,700         4,867,362
       Halliburton Co                                 162,000         5,821,875
       Veritas DGC(a)                                 787,100        14,659,738
-------------------------------------------------------------------------------
                                                                     32,730,724
-------------------------------------------------------------------------------

       TOTAL COMMON STOCKS
        (Cost $128,973,128)                                         129,770,350
-------------------------------------------------------------------------------
6.01   SHORT-TERM INVESTMENTS
        REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
        dated 10/30/1998 due 11/2/1998 at
        5.350%, repurchased at $8,294,696
        (Collateralized by US Treasury Bonds
        due 11/15/2015 at 9.875%, value
        $8,437,427)(Cost $8,291,000)           $    8,291,000         8,291,000
-------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $137,264,128)
       (Cost for Income Tax Purposes
       $140,706,142)                                            $   138,061,350
===============================================================================
Environmental Services Fund
94.64  COMMON STOCKS
3.22   AGRICULTURAL PRODUCTS
       Cadiz Inc(a)                                    60,000   $       487,500
-------------------------------------------------------------------------------
1.08   CHEMICALS
       OM Group                                         5,000           163,125
-------------------------------------------------------------------------------
3.20   ELECTRIC UTILITIES
       United Water Resources                          25,000           484,375
-------------------------------------------------------------------------------
5.10   MANUFACTURING
       Donaldson Co                                    10,000           181,875
       Pall Corp                                       23,400           590,850
-------------------------------------------------------------------------------
                                                                        772,725
-------------------------------------------------------------------------------
4.73   NATURAL GAS
       Columbia Energy Group                            8,600           497,725
       Williams Cos                                     8,000           219,500
-------------------------------------------------------------------------------
                                                                        717,225
-------------------------------------------------------------------------------
3.39   OIL & GAS RELATED
       Newpark Resources(a)                            54,400           513,400
-------------------------------------------------------------------------------
63.61  Pollution Control
4.54   EQUIPMENT/SYSTEMS
       CUNO Inc(a)                                     20,000           305,000
       US Filter(a)                                    18,100           383,494
-------------------------------------------------------------------------------
                                                                        688,494
-------------------------------------------------------------------------------
13.74  RECYCLING
       Browning-Ferris Industries                      26,000           921,375
       KTI Inc(a)                                      25,000           525,000
       Tetra Technologies(a)                           31,250           634,766
-------------------------------------------------------------------------------
                                                                      2,081,141
-------------------------------------------------------------------------------
45.33  SERVICES
       Allied Waste Industries(a)                      46,500         1,005,562
       Casella Waste Systems Class A(a)                25,000           737,500
       Republic Industries(a)                          36,500           586,281
       Republic Services Class A(a)                    23,100           505,313
       Superior Services(a)                            25,000           525,000
       US Liquids(a)                                   25,000           378,125
       Waste Industries(a)                             25,000           584,375
       Waste Management                                40,012         1,805,542

       Waste Management
        International PLC Sponsored
        ADR Representing 2 Ord Shrs(a)                 65,000           739,375
-------------------------------------------------------------------------------
                                                                      6,867,073
-------------------------------------------------------------------------------
        TOTAL POLLUTION CONTROL                                       9,636,708
-------------------------------------------------------------------------------
10.31   UTILITIES WATER
        American States Water                           1,500            39,375
        American Water Works                           21,000           670,687
        Aquarion Co                                     5,000           164,375
        California Water Service Group                  2,500            65,937
        Consumers Water                                15,800           475,975
        EOTown Corp                                     2,000            87,625
        Southwest Water                                 3,750            58,125
-------------------------------------------------------------------------------
                                                                      1,562,099
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
         (Cost $13,466,155)                                          14,337,157
-------------------------------------------------------------------------------
0.00    PREFERRED STOCKS
0.00    POLLUTION CONTROL N RECYCLING
        Cyclean Inc, Series D, Pfd(a)(e)
         (Cost $499,998)                              146,691                 1
-------------------------------------------------------------------------------
5.36    SHORT-TERM INVESTMENTS --
         REPURCHASE AGREEMENTS
        Repurchase Agreement with State
        Street dated 10/30/1998 due
        11/2/1998 at 5.350%, repurchased
        at $812,362 (Collateralized by US
        Treasury Bonds due 11/15/2015 at
        9.875%, value $828,118)(Cost $812,000)        812,000           812,000
-------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $14,778,153)
        (Cost for Income Tax Purposes
         $14,778,987)                                           $    15,149,158
===============================================================================

Financial Services Fund
89.30   COMMON STOCKS
29.44   BANKS
        Bank of New York                            1,300,000   $    41,031,250
        BankAmerica Corp                              666,617        38,288,814
        BankBoston Corp                               280,000        10,307,500
        City National                                 280,000         9,572,500
        First Tennessee National                      700,000        22,181,250
        Firstar Corp                                  559,68         31,761,840
        Fleet Financial Group                         400,000        15,975,000
        Mellon Bank                                   333,000        20,021,625
        National Westminster
          Bank PLC                                    800,000        13,518,178
        Nordbanken Holding AB                       2,754,000        16,487,854
        North Fork Bancorp                            965,000        19,179,375
        Norwest Corp                                  327,500        12,178,906
        SouthTrust Corp                               787,500        28,743,750
        Star Banc                                      91,000         6,881,875
        State Street                                  515,000        32,123,125
        US Bancorp                                    922,000        33,653,000
        Wachovia Corp                                 401,000        36,440,875
        Wells Fargo & Co                               60,000        22,200,000
-------------------------------------------------------------------------------
                                                                    410,546,717
-------------------------------------------------------------------------------
2.33    CONSUMER FINANCE
        American Express                              367,900        32,513,162
-------------------------------------------------------------------------------

21.27   FINANCIAL
        Associates First Capital Class A              469,700        33,113,850
        Capital One Financial                         108,000        10,989,000
        Citigroup Inc                                 774,100        36,431,081
        Fannie Mae                                    605,000        42,841,563
        Freddie Mac                                   620,000        35,650,000
        Heller Financial                              267,000         6,408,000
        Newcourt Credit Group                         640,000        21,040,000
        Northern Trust                                257,000        18,953,750
        Providian Financial                           525,100        41,679,813
        SunAmerica Inc                                700,700        49,399,350
-------------------------------------------------------------------------------
                                                                    296,506,407
-------------------------------------------------------------------------------
25.83   INSURANCE
        AXA                                           139,000        15,708,476
        ACE Ltd                                       335,000        11,348,125
        Allmerica Financial                           164,400         8,220,000
        Allstate Corp                                 660,000        28,421,250
        American General                              462,149        31,657,206
        American International Group                  443,250        37,787,063
        Everest Reinsurance Holdings                  607,700        20,927,669
        Hartford Life Class A                         305,700        14,138,625
        ING Groep NV                                  541,400        26,204,722
        ING Groep NV Sponsored
         ADR Representing Ord Shrs                    143,467         7,083,683
        Lincoln National                              356,300        27,034,263
        Nationwide Financial Services
         Class A                                      100,000         4,150,000
        Progressive Corp                              198,600        29,243,850
        SCOR SA                                        32,400         1,857,592
        Torchmark Corp                                578,900        25,326,875
        Transamerica Corp                             165,000        17,160,000
        Travelers Property Casualty
         Class A                                      721,000        22,125,688
        UNUM Corp                                     714,000        31,728,375
-------------------------------------------------------------------------------
                                                                    360,123,462
-------------------------------------------------------------------------------
3.54    INVESTMENT BANK/BROKER FIRM
        ARM Financial Group Class A                   302,000         5,794,625
        Merrill Lynch & Co                            275,000        16,293,750
        Morgan Stanley Dean
         Witter & Co                                  300,600        19,463,850
        Waddell & Reed Financial
         Class A                                      370,100         7,748,969
-------------------------------------------------------------------------------
                                                                     49,301,194
-------------------------------------------------------------------------------
1.25    RAILROADS
        Kansas City Southern Industries               450,000        17,381,250
-------------------------------------------------------------------------------
0.18    RETAIL
        Cash America International                    200,000         2,500,000
-------------------------------------------------------------------------------
5.46    SAVINGS & LOAN
        Charter One Financial                         765,345        20,999,153
        Golden West Financial                         132,700        12,034,231
        Washington Mutual                           1,149,900        43,049,381
-------------------------------------------------------------------------------
                                                                     76,082,765
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
         (Cost $1,063,488,976)                                    1,244,954,957
-------------------------------------------------------------------------------
10.70   SHORT-TERM INVESTMENTS --
        COMMERCIAL PAPER
7.71    AUTOMOBILES
        Ford Motor Credit
         5.510%, 11/2/1998                   $     29,795,000        29,795,000
         5.230%, 11/3/1998                   $     37,807,000        37,807,000

        General Motors Acceptance
         5.430%, 11/5/1998                   $     39,795,000        39,795,000
-------------------------------------------------------------------------------
                                                                    107,397,000
-------------------------------------------------------------------------------
2.99    RETAIL
        Sears Roebuck Acceptance
         5.185%, 11/4/1998                     $   41,701,000        41,701,000
-------------------------------------------------------------------------------
        TOTAL SHORT-TERM INVESTMENTS
         (Cost $149,098,000)                                    $   149,098,000
-------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,212,586,976)
        (Cost for Income Tax Purposes
        $1,213,285,549)                                         $ 1,394,052,957
-------------------------------------------------------------------------------

Gold Fund
93.99   COMMON STOCKS
93.99   GOLD & PRECIOUS METALS MINING
        Aber Resources Ltd(a)     CA                  300,000   $     1,743,750
        Apex Silver Mines Ltd(a)  CJ                  400,000         3,650,000
        Ashanti Goldfields Ltd
         Sponsored GDR
         Representing Ord Shrs    GH                  200,000         1,712,500
        Claude Resources(a)       CA                  346,700           369,783
        Crown Resources(a)(b)                       1,110,000         2,775,000
        Euro-Nevada Mining Ltd    CA                  550,000         8,568,197
        Francisco Gold(a)         CA                  301,700         2,145,249
        Franco-Nevada Mining Ltd  CA                  600,000        11,538,462
        Freeport McMoRan
         Copper & Gold
         Class A                                      556,247         6,640,199
        Geomaque Explorations
         Ltd(a)                   CA                1,500,000         1,493,213
        Getchell Gold(a)                              400,000         7,000,000
        Gitennes Exploration(a)   CA                  800,000           284,421
        Glamis Gold Ltd(a)        CA                  200,000           512,500
        Goldcorp Inc Class A(a)   CA                  300,000         1,462,500
        Golden Star Resources
         Ltd(a)                                     1,000,000         1,625,000
        Great Basin Gold Ltd(a)   CA                  365,000           114,062
        Guyanor Ressources SA
         Class B(a)(b)            FR                1,000,000           872,657
        IAMGOLD(a)                CA                1,521,300         4,277,734
        Indochina Goldfields
         Ltd(a)                   CA                  400,000           193,924
        Indochina Goldfields
         Ltd(a)(c)                CA                  800,000           387,847
        Lihir Gold Ltd Sponsored
         ADR Representing 20
         Ord Shrs(a)              AS                  300,000         7,950,000
        Manhattan Minerals(a)     CA                  400,000           548,158
        Meridian Gold(a)          CA                1,200,000         6,225,000
        Metallica Resources(a)    CA                  500,000           343,750
        Nevsun Resources Ltd(a)   CA                  800,000           387,847
        Orvana Minerals(a)        CA                  500,000           252,101
        Pacific Rim Mining(a)(b)  CA                  924,900           550,037
        Placer Dome               CA                   85,000         1,338,750
        Repadre Capital(a)        CA                  500,000           808,016
        Resolute Ltd              AS                  400,000           343,510
        Rio Narcea Gold Mines
         Ltd(a)                   CA                  556,900           935,966
        Solitario Resources(a)    CA                  204,000           158,242
        SouthernEra Resources
         Ltd(a)                   CA                  500,000         2,763,413
        Star Resources(a)(b)      CA                3,370,000           315,869
        Stillwater Mining(a)                          300,000         9,712,500

        Sutton Resources
         Ltd(a)(b)                CA                1,200,000         4,200,000
        Teck Corp Class B         CA                  400,000         3,270,847
        Trillion Resources
         Ltd(a)                   CA                  400,000            95,669
        Viceroy Resources(a)      CA                2,300,000         4,757,595
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
         (Cost $159,303,352)                                        102,324,268
-------------------------------------------------------------------------------
6.01    SHORT-TERM INVESTMENTS -
         REPURCHASE AGREEMENTS
        Repurchase  Agreement  with State
         Street dated 10/30/1998 due
         11/2/1998 at 5.350%, repurchased
         at $6,548,918 (Collateralized by US
         Treasury Bonds due 11/15/2015 at
         9.875%, value $6,664,005)
         (Cost $6,546,000)                     $    6,546,000         6,546,000
-------------------------------------------------------------------------------
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $165,849,352)
         (Cost for Income Tax Purposes
         $171,817,434)                                          $   108,870,268
-------------------------------------------------------------------------------

Health Sciences Fund
88.33    COMMON STOCKS & WARRANTS
4.27     BIOTECHNOLOGY
         Centocor Inc(a)                              298,025   $    13,262,112
         Ecogen Technologies I(a)(b)(e)                   100                 1
         Emisphere Technologies(a)(b)                 193,825         1,429,459
         Genentech Inc(a)                             449,950        32,227,668
         MedClone Trust(a)(e)                         144,405                 1
         MedImmune Inc(a)                             151,400        10,181,650
         Titan Pharmaceuticals(a)                     488,215         1,342,591
         Unisyn Technologies(a)(b)(e)                  31,132                 1
         Xenometrix Inc(a)(e)                         145,641            16,385
-------------------------------------------------------------------------------
                                                                     58,459,868
-------------------------------------------------------------------------------
61.55    HEALTH CARE DRUGS - PHARMACEUTICALS
         Abbott Laboratories                        1,102,425        51,745,073
         Allergan Inc                                 313,900        19,599,131
         American Home Products                     1,235,200        60,216,000
         Bristol-Myers Squibb                         585,975        64,786,861
         Glaxo Wellcome PLC
          Sponsored ADR
          Representing 2 Ord Shrs                   1,058,450        65,888,513
         Johnson & Johnson                            758,025        61,779,038
         Lilly (Eli) & Co                             966,925        78,260,492
         Merck & Co                                   655,000        88,588,750
         Novartis AG Registered Shrs                   16,380        29,513,514
         Pfizer Inc                                   816,825        87,655,533
         Pharmacia & Upjohn                           932,250        49,350,984
         Roche Holdings AG
          Non-Voting Shrs                               2,225        25,959,976
         Schering-Plough Corp                         626,900        64,492,338
         Shire Pharmaceuticals
          Group PLC(a)                                245,750         1,753,235
         SmithKline Beecham PLC
          Sponsored ADR
          Representing 5 Ord Shrs                     634,350        40,439,813
         Warner-Lambert Co                            676,375        53,010,891
-------------------------------------------------------------------------------
                                                                    843,040,142
-------------------------------------------------------------------------------
1.77     HEALTHCARE - SERVICES
         Bergen Brunswig Class A Shrs                 495,700        24,196,356
-------------------------------------------------------------------------------

19.33    MEDICAL EQUIPMENT & DEVICES
         Allegiance Corp                            1,219,200        45,339,000
         Baxter International                         264,225        15,836,986
         Becton Dickinson                             512,600        21,593,275
         Cambridge Heart(a)                           293,712         1,909,128
         Clarus Medical Systems
          Warrants (Exp 2000)(a)(d)(e)                  2,224                 0
         Guidant Corp                                 187,025        14,307,412
         IDEXX Laboratories(a)                        354,200         8,080,188
         Medtronic Inc                              1,018,625        66,210,625
         ResMed Inc(a)(b)                             445,000        22,695,000
         Sofamor/Danek Group(a)                       676,950        68,795,044
-------------------------------------------------------------------------------
                                                                    264,766,658
-------------------------------------------------------------------------------
1.41     SERVICES
         IMS Health                                   291,125        19,359,812
-------------------------------------------------------------------------------
         TOTAL COMMON STOCKS & WARRANTS
          (Cost $912,827,175)                  $1,209,822,836
-------------------------------------------------------------------------------
0.37     PREFERRED STOCKS
0.11     BIOTECHNOLOGY
         Ingenex Inc, Series B, Pfd(a)(e)             103,055            62,862
         MedClone Trust, Series G
          Conv Pfd(a)(e)                              581,396            75,581
         Osiris Therapeutics, Series C
          Conv Pfd(a)(e)                              382,353         1,300,000
         Unisyn Technologies
          Series A, Conv Pfd(a)(c)(e)                 359,501                 1
          Series B, Pfd(a)(b)(e)                      250,500                 1
          Series C, Pfd(a)(b)(e)                      349,376                 1
-------------------------------------------------------------------------------
                                                                      1,438,446
-------------------------------------------------------------------------------
0.14     HEALTHCARE -- SERVICES
         Physicians Online, Series A
          Pfd (a)(b)(e)                               361,350         1,954,904
-------------------------------------------------------------------------------
0.12    MEDICAL EQUIPMENT & DEVICES
        Clarus Medical Systems
         Series I, Pfd(a)(e)                          106,664           533,320
         Series II, Pfd(a)(e)                          22,239           111,196
        Janus Biomedical, Series A
         Conv Pfd(a)(b)(e)                            400,000         1,000,000
-------------------------------------------------------------------------------
                                                                      1,644,516
-------------------------------------------------------------------------------
        TOTAL PREFERRED STOCKS
         (Cost $8,021,518)                                            5,037,866
-------------------------------------------------------------------------------
0.93    OTHER SECURITIES
0.93    BIOTECHNOLOGY
        Axogen Ltd, Units(a)(Each unit
         consists of one cmn shr of
         Axogen and one wrnt to purchase
         ELAN representing one ADR)
         (Cost $3,555,000)                            197,500        12,738,750
-------------------------------------------------------------------------------
0.02    FIXED INCOME SECURITIES
0.02    HEALTHCARE - SERVICES
        Physicians Online, Bridge Notes
         11.000%, 10/31/2000(b)(e)
         (Cost $292,070)                         $    292,070           292,070
-------------------------------------------------------------------------------
10.35   SHORT-TERM INVESTMENTS --
        COMMERCIAL PAPER
1.95    CONSUMER FINANCE
        American Express Credit
         5.350%, 11/3/1998                       $ 26,649,000        26,649,000
-------------------------------------------------------------------------------

2.09    FINANCIAL
        Heller Financial
         5.530%, 11/5/1998                       $ 28,566,000        28,566,000
-------------------------------------------------------------------------------
4.85    OIL & GAS RELATED
        Chevron USA
         5.100%, 11/2/1998                       $ 26,503,000   $    26,503,000
        Texaco Inc
         5.550%, 11/2/1998                       $ 40,000,000        40,000,000
-------------------------------------------------------------------------------
                                                                     66,503,000
-------------------------------------------------------------------------------
1.46    RETAIL
        Sears Roebuck Acceptance
         5.180%, 11/3/1998                       $ 20,009,000        20,009,000
-------------------------------------------------------------------------------
        TOTAL SHORT-TERM INVESTMENTS
         (Cost $141,727,000)                                        141,727,000
-------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,066,422,763)
        (Cost for Income Tax Purposes
        $1,069,369,091)                                         $ 1,369,618,522
-------------------------------------------------------------------------------

Leisure Fund
84.24   COMMON STOCK & WARRANTS
5.78    BEVERAGES
        Heineken NV               NL                  247,500    $   13,185,335
-------------------------------------------------------------------------------
4.52    BROADCASTING
        CBS Corp                                       98,000         2,737,875
        Central European Media
         Enterprises Ltd
         Class A(a)               BD                   82,800           527,850
        Chancellor Media(a)                            94,100         3,611,087
        EchoStar Communications
         Class A(a)                                    81,600         2,203,200
        Sinclair Broadcast Group
         Class A(a)                                    32,700           425,100
        Television Broadcasts Ltd
         Sponsored ADR
         Representing 2
         Ord Shrs                 HK                  154,500           821,786
-------------------------------------------------------------------------------
                                                                     10,326,898
-------------------------------------------------------------------------------
26.42   CABLE
        Cablevision Systems
         Class A(a)                                    20,000           965,000
        Comcast Corp Special
         Class A                                      161,578         7,977,914
        Flextech PLC(a)UK                             890,000         8,346,705
        Jones Intercable Class A(a)                    91,100         2,556,494
        MediaOne Group(a)                             191,400         8,098,612
        NTL Inc(a)                                     41,195         1,974,785

-------------------------------------------------------------------------------
        Tele-Communications Inc --
         International Series A(a)                    240,200   $     5,359,463
         Liberty Media Series A(a)                    365,625        13,916,602
         TCI Group Series A(a)                        154,086         6,490,873
        United International
         Holdings Warrants
         (Exp 1999)(a)                                  3,225             9,675
        United Video Satellite
         Group Class A(a)                             290,000         4,603,750
-------------------------------------------------------------------------------
                                                                     60,299,873
-------------------------------------------------------------------------------

1.02    COMMUNICATIONS NEQUIPMENT &
         MANUFACTURING
        Pittway Corp Class A                          101,200         2,321,275
-------------------------------------------------------------------------------
0.55    COMPUTER RELATED
        Bell & Howell(a)                               22,100           585,650
        Powerhouse Technologies(a)                     68,000           671,500
-------------------------------------------------------------------------------
                                                                      1,257,150
1.23    CONSUMER -- JEWELRY, NOVELTIES &
         GIFTS
        De Beers Consolidated
         Mines Deferred ADR
         Representing Ord Shrs    SF                  160,000         2,300,000
        TAG Heuer International
         SA Sponsored ADR
         Representing 1/10th
         Ord Shr                  SZ                   75,000           496,875
-------------------------------------------------------------------------------
                                                                      2,796,875
-------------------------------------------------------------------------------
0.06    CONTAINERS
        EarthShell Corp(a)                             15,000           137,812
-------------------------------------------------------------------------------
8.59    ENTERTAINMENT
        Disney (Walt) Co                               84,399         2,273,498
        Granada Group PLC         UK                  115,229         1,737,731
        Loews Cineplex
         Entertainment(a)         CA                  171,400         1,799,700
        Metromedia
         International Group(a)                       100,000           612,500
        SFX Entertainment
         Class A(a)                                    41,400         1,309,275
        Time Warner                                    83,200         7,722,000
        Viacom Inc
         Class A(a)                                    41,040         2,436,750
         Class B(a)                                    28,802         1,724,520
-------------------------------------------------------------------------------
                                                                     19,615,974
-------------------------------------------------------------------------------
0.53    GAMING
        MGM Grand(a)                                   15,099           394,461
        Mirage Resorts(a)                              48,200   $       816,387
-------------------------------------------------------------------------------
                                                                      1,210,848
-------------------------------------------------------------------------------
0.40    HOUSEHOLD FURNITURE & APPLIANCES
        Harman International Industries                22,770           920,762
-------------------------------------------------------------------------------
7.50    LEISURE TIME
        AMF Bowling(a)                                 46,200           199,237
        Bally Total Fitness Holdings(a)                78,800         1,487,350
        Carnival Corp Class A                         162,200         5,251,225
        Cedar Fair LP                                 102,800         2,550,725
        Family Golf Centers(a)                        124,300         2,618,069
        K2 Inc                                         64,000           704,000
        Premier Parks(a)                               15,000           332,813
        Royal Caribbean Cruises Ltd                    88,000         2,453,000
        Steiner Leisure Ltd(a)                         35,200           858,000
        Vail Resorts(a)                                24,600           658,050
-------------------------------------------------------------------------------
                                                                     17,112,469
-------------------------------------------------------------------------------
1.35    LODGING N HOTELS
        Hilton Hotels                                 153,700         3,083,606
-------------------------------------------------------------------------------
10.76   PUBLISHING
        Belo (A H) Corp Class A                       135,400         2,462,587

        Central Newspapers
         Class A                                       10,000           658,125
        Harcourt General                               57,100         2,780,056
        Houghton Mifflin                               56,100         2,187,900
        Information Holdings(a)                        70,500           722,625
        McClatchy Newspapers
         Class A                                      122,500         4,157,344
        McGraw-Hill Cos                                39,600         3,561,525
        Pearson PLC               UK                   50,000           872,519
        Scripps (EW) Co Class A                        70,000         3,097,500
        Times Mirror Series A                          23,400         1,297,238
        Valassis Communications(a)                     69,000         2,751,375
-------------------------------------------------------------------------------
                                                                     24,548,794
-------------------------------------------------------------------------------
0.57    REAL ESTATE INVESTMENT TRUST
        Golf Trust of America                          20,000           535,000
        Mills Corp                                     35,700           774,244
-------------------------------------------------------------------------------
                                                                      1,309,244
-------------------------------------------------------------------------------
2.74    RETAIL
        Hastings Entertainment(a)                     101,100         1,011,000
        Wal-Mart Stores                                76,000         5,244,000
-------------------------------------------------------------------------------
                                                                      6,255,000
-------------------------------------------------------------------------------
9.45    SERVICES
        24/7 Media(a)                                  50,000           571,875
        Cendant Corp(a)                                82,867           947,791
        Omnicom Group                                 210,000        10,381,875
        Penton Media                                   50,600           759,000
        WPP Group PLC(a)          UK                1,425,000         7,087,749
        Young & Rubicam(a)                             69,400         1,813,075
-------------------------------------------------------------------------------
                                                                     21,561,365
-------------------------------------------------------------------------------
0.21    TELECOMMUNICATIONS - CELLULAR &
        WIRELESS
        OmniAmerica Inc(a)                             23,900           475,012
-------------------------------------------------------------------------------
0.07    TELECOMMUNICATIONS - LONG DISTANCE
        PT Pasifik Satelit
         Nusantara Sponsored
         ADR Representing 3
         Ord Shrs(a)              ID                   40,000           152,500
-------------------------------------------------------------------------------
1.37    TOBACCO
        Philip Morris                                  61,200         3,128,850
-------------------------------------------------------------------------------
1.12    TOYS
        Galoob Toys(a)                                 91,700         1,100,400
        Hasbro Inc                                     13,000           455,812
        Nintendo Co Ltd           JA                   11,860         1,003,515
-------------------------------------------------------------------------------
                                                                      2,559,727
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS & WARRANTS
        (Cost $129,755,035)                                         192,259,369
-------------------------------------------------------------------------------
2.58    PREFERRED STOCKS
0.16    ENTERTAINMENT
        Village Roadshow Ltd
         Class A, Pfd             AS                  250,000           373,380
-------------------------------------------------------------------------------
1.36    LEISURE TIME
        Royal Caribbean
         Cruises Ltd, Series A
         7.250%, Conv Pfd                              35,000         3,095,313
-------------------------------------------------------------------------------

1.06    PUBLISHING
        News Corp Ltd
        Sponsored  ADR
        Representing 4 Ltd
        Voting Pfd                AS                   99,978         2,418,218
-------------------------------------------------------------------------------
        TOTAL PREFERRED STOCKS
        (Cost $3,385,594)                                             5,886,911
-------------------------------------------------------------------------------
4.45    OTHER SECURITIES
4.45    TOBACCO
        Cie Financiere Richemont
         AG A, Units (Each unit
         consists of one bearer shr
         at 100 Swiss Francs par
         in the Company and one
         bearer participation
         certificate at no par
         issued by Richemont SA
         Luxembourg)
         (Cost $10,589,990)       SZ                    7,635        10,148,427
-------------------------------------------------------------------------------
8.73    SHORT-TERM INVESTMENTS --
        REPURCHASE AGREEMENTS
        Repurchase Agreement with State
         Street dated 10/30/1998 due
         11/2/1998 at 5.350%, repurchased
         at $19,925,880 (Collateralized by
         US Treasury Bonds, due 5/15/2017
         at 8.750%, value $20,265,413)
         (Cost $19,917,000)                      $ 19,917,000   $    19,917,000
-------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $163,647,619)
        (Cost for Income Tax Purposes
        $164,594,803)                                           $   228,211,707
===============================================================================

Technology Fund
91.81   COMMON STOCKS
1.75    AEROSPACE & DEFENSE
        Litton Industries(a)                          285,900   $    18,654,975
-------------------------------------------------------------------------------
3.38    BIOTECHNOLOGY
        Biogen Inc(a)                                 200,000        13,900,000
        Genentech Inc(a)                              300,000        21,487,500
        Titan Pharmaceuticals(a)                      244,108           671,297
-------------------------------------------------------------------------------
                                                                     36,058,797
5.41    COMMUNICATIONS - EQUIPMENT &
        MANUFACTURING
        Carrier Access(a)                              96,400         1,855,700
        GeoTel Communications(a)                      450,000        11,700,000
        Motorola Inc                                   35,000         1,820,000
        Nokia Corp Sponsored ADR
         Representing A Shrs                          300,000        27,918,750
        Pittway Corp Class A                          593,400        13,611,113
        Terayon Communication
         Systems(a)                                    62,800           753,600
-------------------------------------------------------------------------------
                                                                     57,659,163
-------------------------------------------------------------------------------
11.74   COMPUTER SOFTWARE & SERVICE
        BEA Systems(a)                                 77,500         1,518,517
        BMC Software(a)                               200,000         9,612,500
        Citrix Systems(a)                             280,000        19,845,000
        Compuware Corp(a)                             400,000        21,675,000
        Edwards (J D) & Co(a)                         750,000        24,562,500
        Electronic Arts(a)                            250,000        10,281,250

        Learning Co(a)                                352,300         9,093,744
        Microsoft Corp(a)                             150,000        15,881,250
        Oracle Corp(a)                                 90,000   $     2,660,625
        Software AG Systems(a)                        660,200         9,903,000
-------------------------------------------------------------------------------
                                                                    125,033,386
-------------------------------------------------------------------------------
1.29    COMPUTER SYSTEMS
        Apple Computer(a)                             250,000         9,281,250
        Geac Computer Ltd(a)                          200,000         4,447,317
-------------------------------------------------------------------------------
                                                                     13,728,567
-------------------------------------------------------------------------------
19.91   COMPUTERS -- HARDWARE
        Compaq Computer                               430,000        13,598,750
        Dell Computer(a)                              300,000        19,687,500
        FORE Systems(a)                               500,000         7,812,500
        Hewlett-Packard Co                            200,000        12,037,500
        International Business Machines               427,500        63,457,031
        Lexmark International Group
         Class A(a)                                   500,000        34,968,750
        Maxtor Corp(a)                                300,000         3,187,500
        Network Appliance(a)                          300,000        16,425,000
        Sun Microsystems(a)                           200,000        11,650,000
        Unisys Corp(a)                              1,100,000        29,287,500
-------------------------------------------------------------------------------
                                                                    212,112,031
-------------------------------------------------------------------------------
7.33    COMPUTERS -- NETWORKING
        3Com Corp(a)                                  300,000        10,818,750
        Ascend Communications(a)                      450,000        21,712,500
        Cisco Systems(a)                              475,000        29,925,000
        Novell Inc(a)                                 300,000         4,462,500
        Whittman-Hart Inc(a)                          500,000         9,937,500
        Yahoo! Inc(a)                                  10,000         1,308,438
-------------------------------------------------------------------------------
                                                                     78,164,688
-------------------------------------------------------------------------------
4.38    COMPUTERS -- PERIPHERALS
        American Power Conversion(a)                  200,000         8,487,500
        EMC Corp(a)                                   450,000        28,968,750
        Seagate Technology(a)                         350,000         9,231,250
-------------------------------------------------------------------------------
                                                                     46,687,500
-------------------------------------------------------------------------------
0.70    ELECTRICAL EQUIPMENT
        Solectron Corp(a)                             129,900         7,436,775
-------------------------------------------------------------------------------
2.11    ELECTRONICS - INSTRUMENTS
        SCI Systems(a)                                112,800         4,455,600
        Teradyne Inc(a)                               250,000         8,125,000
        Uniphase Corp(a)                              200,000         9,900,000
-------------------------------------------------------------------------------
                                                                     22,480,600
-------------------------------------------------------------------------------
9.67    ELECTRONICS - SEMICONDUCTOR
        Applied Materials(a)                           43,800         1,519,313
        Applied Micro Circuits(a)                     100,000         2,400,000
        Cypress Semiconductor(a)                      500,000   $     5,562,500
        Intel Corp                                    280,000        24,972,500
        KLA-Tencor Corp(a)                            200,000         7,375,000
        Maxim Integrated Products(a)                   40,000         1,427,500
        Micron Technology(a)                          450,000        17,100,000
        PMC-Sierra Inc(a)                              50,000         2,243,750
        SIPEX Corp(a)                                  75,000         2,081,250
        Taiwan Semiconductor
         Manufacturing Sponsored
         ADR Representing 5 Ord
         Shrs(a)                                      250,000         3,734,375
        Texas Instruments                             390,000        24,935,625
        Vitesse Semiconductor(a)                      300,000         9,675,000
-------------------------------------------------------------------------------
                                                                    103,026,813
-------------------------------------------------------------------------------

1.41    ENTERTAINMENT
        Viacom Inc Class B(a)                         250,000        14,968,750
-------------------------------------------------------------------------------
0.78    EQUIPMENT - SEMICONDUCTOR
        Broadcom Corp Class A(a)                      100,000         8,293,750
-------------------------------------------------------------------------------
0.29    INVESTMENT BANK/BROKER FIRM
        Knight/Trimark Group Class A(a)               375,000         3,046,875
-------------------------------------------------------------------------------
3.18    LEISURE TIME
        International Game
         Technology                                 1,500,000        33,843,750
-------------------------------------------------------------------------------
2.73    OFFICE EQUIPMENT & SUPPLIES
        Xerox Corp                                    300,000        29,062,500
-------------------------------------------------------------------------------
1.31    PHOTOGRAPHY & IMAGING
        Gemstar International
         Group Ltd(a)                                 255,000        13,929,375
-------------------------------------------------------------------------------
12.40   SERVICES
        BISYS Group(a)                                275,000        12,031,250
        Ceridian Corp(a)                              300,000        17,212,500
        Fiserv Inc(a)                                 600,000        27,900,000
        National Computer Systems                     300,000         8,400,000
        Paychex Inc                                   750,000        37,312,500
        Penton Media                                  296,700         4,450,500
        Safeguard Scientifics(a)                      300,000         8,043,750
        Sapient Corp(a)                                58,900         2,654,181
        VERITAS Software(a)                           280,000        14,035,000
-------------------------------------------------------------------------------
                                                                    132,039,681
-------------------------------------------------------------------------------
1.46    TELECOMMUNICATIONS -- LONG DISTANCE
        General Instrument(a)                         300,000         7,706,250
        Qwest Communications
         International(a)                             200,000         7,825,000
-------------------------------------------------------------------------------
                                                                     15,531,250
-------------------------------------------------------------------------------
0.58    TELEPHONE
        Newbridge Networks(a)                         300,000   $     6,150,000
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost $807,710,802)                                         977,909,226
-------------------------------------------------------------------------------
0.00    PREFERRED STOCKS
0.00    BIOTECHNOLOGY
        Ingenex Inc, Series B, Pfd(a)(e)
        (Cost $300,000)                                51,527            31,431
-------------------------------------------------------------------------------
8.19    SHORT-TERM INVESTMENTS
7.83    Commercial Paper
2.11    AUTOMOBILES
        Ford Motor Credit
         5.080%, 11/2/1998                     $   22,448,000        22,448,000
-------------------------------------------------------------------------------
5.72    CONSUMER FINANCE
        American Express Credit
         5.250%, 11/4/1998                     $   35,943,000        35,943,000
        Household Finance
         5.600%, 11/2/1998                     $   25,000,000        25,000,000
-------------------------------------------------------------------------------
                                                                     60,943,000
-------------------------------------------------------------------------------
        TOTAL COMMERCIAL PAPER
         (Cost $83,391,000)                                          83,391,000
-------------------------------------------------------------------------------

0.36    Repurchase Agreements
        Repurchase Agreement with State
         Street dated 10/30/1998 due
         11/2/1998 at 5.350%, repurchased
         at $3,875,727 (Collateralized by
         US Treasury Bonds due 11/15/2015
         at 9.875%, value $3,945,279)
         (Cost $3,874,000)                     $    3,874,000         3,874,000
-------------------------------------------------------------------------------
        TOTAL SHORT-TERM INVESTMENTS
        (Cost $87,265,000)                                           87,265,000
-------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $895,275,802)
        (Cost for Income Tax Purposes
        $898,120,052)                                           $ 1,065,205,657
-------------------------------------------------------------------------------

Utilities Fund
90.68   COMMON STOCKS
1.70    MACHINERY
        Mannesmann AG                                30,000     $     2,952,542
-------------------------------------------------------------------------------
15.26   TELECOMMUNICATIONS
        AirTouch Communications(a)                   62,000           3,472,000
        ICG Communications(a)                       118,000           2,441,125
        MCI WorldCom(a)                             164,490           9,088,073
        NEXTEL Communications
         Class A(a)                                 100,000     $     1,812,500
        Qwest Communications
         International(a)                            99,001           3,873,414
        Sprint Corp                                  76,000           5,833,000
-------------------------------------------------------------------------------
                                                                     26,520,112
-------------------------------------------------------------------------------
73.72   Utilities
30.53   ELECTRIC
        CMS Energy                                   55,700           2,454,281
        Carolina Power & Light                       65,300           2,995,637
        Consolidated Edison                          67,000           3,358,375
        DTE Energy                                   66,200           2,821,775
        Duke Energy                                  45,009           2,911,520
        Edison International                         92,600           2,442,325
        FPL Group                                    43,300           2,708,956
        GPU Inc                                      53,700           2,315,812
        Houston Industries                           96,600           3,000,637
        Interstate Energy                            89,946           2,782,704
        New Century Energies                         80,400           3,884,325
        NIPSCO Industries                           105,400           3,155,412
        Northern States Power                        78,600           2,122,200
        PG&E Corp                                    76,000           2,313,250
        PP&L Resources                               53,241           1,444,162
        PacifiCorp                                   89,600           1,708,000
        Pinnacle West Capital                        58,700           2,571,794
        SCANA Corp                                   77,200           2,610,325
        Texas Utilities                              53,900           2,358,125
        Unicom Corp                                  81,700           3,079,069
-------------------------------------------------------------------------------
                                                                     53,038,684
-------------------------------------------------------------------------------
10.05   NATURAL GAS
        Coastal Corp                                 94,000           3,313,500
        Columbia Energy Group                        39,000           2,257,125
        Dynegy Inc                                   88,625           1,329,375
        Enron Corp                                   42,000           2,215,500
        New Jersey Resources                         55,800           2,144,812
        ONEOK Inc                                    51,000           1,746,750
        TransCanada PipeLines Ltd                   115,000           1,760,938
        Williams Cos                                 98,000           2,688,875
-------------------------------------------------------------------------------
                                                                     17,456,875
-------------------------------------------------------------------------------

33.14   TELEPHONE
        ALLTEL Corp                                  71,300           3,337,731
        Ameritech Corp                              132,000           7,119,750
        Bell Atlantic                                90,270           4,795,594
        BellSouth Corp                               80,900           6,456,831
        Century Telephone Enterprises                92,550           5,257,997
        Cincinnati Bell                             123,300           3,198,094
        COLT Telecom Group PLC
         Sponsored ADR Representing
         4 Ord Shrs(a)                               18,100             929,888
        GTE Corp                                     81,800     $     4,800,637
        MetroNet Communications
         Class B Non-Voting Shrs(a)                 197,000           4,531,000
        SBC Communications                          145,000           6,715,313
        Telefonica de Espana SA
         Sponsored ADR Representing
         3 Ord Shrs                                  39,272           5,377,810
        US WEST                                      88,300           5,066,213
-------------------------------------------------------------------------------
                                                                     57,586,858
-------------------------------------------------------------------------------
        TOTAL UTILITIES                                             128,082,417
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost $109,902,861)                                         157,555,071
-------------------------------------------------------------------------------
9.32    SHORT-TERM INVESTMENTS --
        REPURCHASE AGREEMENTS
        Repurchase Agreement with State
         Street dated 10/30/1998 due
         11/2/1998 at 5.350%, repurchased
         at $16,196,218 (Collateralized by
         US Treasury Bonds due 11/15/2015 at
         9.875%, value $16,476,421)
         (Cost $16,189,000)                    $   16,189,000        16,189,000
-------------------------------------------------------------------------------
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $126,091,861)
         (Cost for Income Tax Purposes
         $126,430,057)                                          $   173,744,071
-------------------------------------------------------------------------------
(a)   Security is non-income producing.

(b)   Security is an affiliated company (See Notes).

(c) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exsists.

(d)   Security has no market value at October 31, 1998.

(e)   The following are restricted securities at October 31, 1998:

                                                                       Value as
                                Acqusition      Acquisition                % of
                                   Date(s)             Cost          Net Assets
-------------------------------------------------------------------------------
Environmental Services Fund
Cyclean Inc
  Series D, Pfd                   2/23/94       $   499,998            0.00%
===============================================================================

Health Sciences Fund
Clarus Medical
  Systems
  Series I,  Pfd                 12/23/92       $ 2,000,000             0.04%
  Series II,  Pfd                  5/3/95           111,196             0.01
  Warrants                         5/3/95                 0             0.00
Ecogen
  Technologies I                 11/18/92-
                                  1/28/94         1,140,000             0.00
Ingenex Inc
  Series B, Pfd                   9/27/94           600,000             0.00
Janus Biomedical
  Series A, Conv
  Pfd                              3/2/94         1,000,000             0.08
MedClone Trust                    9/30/97           101,310             0.00
MedClone Trust
  Series G, Conv
  Pfd                            10/21/93         1,000,001             0.01
Osiris Therapeutics
  Series C, Conv
  Pfd                             5/26/94         1,300,000             0.10
Physicians Online
  Bridge Notes,
     11.000%
     10/31/2000                   6/10/98           292,070             0.02
  Series A, Conv
     Pfd                          8/31/93           963,600             0.15
Unisyn
  Technologies                    2/28/94         1,500,000             0.00
Unisyn
  Technologies
  Series A, Conv
     Pfd                         12/27/94           359,501             0.00
  Series B, Pfd                    2/5/96           250,500             0.00
  Series C, Pfd                   4/25/97           436,720             0.00
Xenometrix Inc                     1/7/94         1,400,000             0.00
-------------------------------------------------------------------------------
                                                                        0.41%
-------------------------------------------------------------------------------

Technology Fund
Ingenex Inc
  Series B, Pfd                   9/27/94      $    300,000             0.00%
-------------------------------------------------------------------------------

Summary of Investments by Country

                                                     % of
                           Country             Investment
Country                       Code             Securities          Value
-------------------------------------------------------------------------------
Gold Fund
Australia                       AS                  7.62%       $     8,293,510
Canada                          CA                 55.15             60,042,902
Cayman Islands                  CJ                  3.35              3,650,000
France                          FR                  0.80                872,657
Ghana                           GH                  1.57              1,712,500
United States                   US                 31.51             34,298,699
-------------------------------------------------------------------------------
                                                  100.00%       $   108,870,268
-------------------------------------------------------------------------------

Leisure Fund
Australia                       AS                  1.22%       $     2,791,598
Bermuda                         BD                  0.23                527,850
Canada                          CA                  0.79              1,799,700
Hong Kong                       HK                  0.36                821,786
Indonesia                       ID                  0.07                152,500
Japan                           JA                  0.44              1,003,515
Netherlands                     NL                  5.78             13,185,335
South Africa                    SF                  1.01              2,300,000
Switzerland                     SZ                  4.66             10,645,302
United Kingdom                  UK                  7.91             18,044,704
United States                   US                 77.53            176,939,417
-------------------------------------------------------------------------------
                                                  100.00%       $   228,211,707
-------------------------------------------------------------------------------

See Notes to Financial Statements


Statement of Assets and Liabilities
October 31, 1998
                                                     Environmental        Financial
                                      Energy            Services          Services               Gold
                                       Fund               Fund              Fund                 Fund
--------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
 At Cost(a)                        $137,264,128      $ 14,778,153      $1,212,586,976        $165,849,352

---------------------------------------------------------------------------------------------------------
 At Value(a)                       $138,061,350      $ 15,149,158      $1,394,052,957        $108,870,268

Cash                                        369                 7              18,542             493,153
Receivables:
 Investment Securities Sold                   0            46,873          10,301,536             556,799
  Fund Shares Sold                    1,184,048            56,208          13,371,219             824,187
  Dividends and Interest                 50,464             6,765           2,271,628              34,703
Appreciation on Forward
 Foreign Currency Contracts                   0                 0              14,345                   0
Prepaid Expenses and Other Assets        24,603            11,336             111,640              33,585
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                        139,320,834        15,270,347       1,420,141,867         110,812,695

LIABILITIES
Payables:
 Distributions to Shareholders                0                 0             398,075                   0
 Investment Securities Purchased        261,480           387,022                   0           1,253,537
 Fund Shares Repurchased              1,566,575             1,338           1,779,900           2,237,471
Accrued Distribution Expenses            28,765             3,228             273,222              26,517
Accrued Expenses and Other Payables       8,619             3,813              36,111              45,784
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                     1,865,439           395,401           2,487,308           3,563,309
Net Assets at Value                $137,455,395       $14,874,946      $1,417,654,559        $107,249,386
=========================================================================================================
NET ASSETS
Paid-in Capital(b)                 $172,255,628       $15,015,711      $1,127,884,436        $301,414,808

Accumulated Undistributed
 (Distributions in Excess of)
 Net Investment Income (Loss)           (10,238)           (2,257)            (21,917)         (3,948,406)
Accumulated Undistributed Net
 Realized Gain (Loss) on Invest-
 ment Securities and Foreign
 Currency Transactions              (35,587,217)         (509,513)        108,311,903        (133,237,010)
Net Appreciation (Depreciation)
 of Investment Securities and
 Foreign Currency Transactions          797,222           371,005         181,480,137         (56,980,006)
----------------------------------------------------------------------------------------------------------
Net Assets at Value                $137,455,395       $14,874,946      $1,417,654,559        $107,249,386
==========================================================================================================
Shares Outstanding                   12,160,548         2,042,953          49,834,343          56,446,589
Net Asset Value, Offering and
 Redemption Price per Share        $      11.30       $      7.28      $        28.45        $       1.90
=========================================================================================================
(a)  Investment  securities  at cost  and  value at  October  31,  1998  include repurchase  agreements  of  $8,291,000,  $812,000 and  $6,546,000  for Energy,
     Environmental Services and Gold Funds, respectively.

(b)  The Fund has one billion  authorized  shares of common  stock,  par value of
     $0.01 per share.  Of such  shares,  100 million  have been  allocated  to each individual Fund.


See Notes to Financial Statements



October 31, 1998
                                       Health
                                      Sciences        Leisure           Technology            Utilities
                                        Fund           Fund                Fund                 Fund
--------------------------------------------------------------------------------------------------------

ASSETS
Investment Securities:
 At Cost(a)                         $1,066,422,763   $163,647,619      $  895,275,802          $126,091,861
-----------------------------------------------------------------------------------------------------------
 At Value(a)                        $1,369,618,522   $228,211,707      $1,065,205,657          $173,744,071
Cash                                            12              0                   0                     0
Receivables:
 Investment Securities Sold                      0              0           2,650,728             1,525,280
 Fund Shares Sold                        8,092,458        575,477           4,045,581             2,402,138
 Dividends and Interest                    700,205        209,164             186,174               637,979
Prepaid Expenses and Other Assets           57,680         27,634              51,736                35,311
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                         1,378,468,877    229,023,982       1,072,139,876           178,344,779
-----------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Custodian                                      0           7,917              17,189                16,458
 Distributions to Shareholders            107,577               0                   0                25,785
 Investment Securities Purchased       38,388,003               0          60,519,604               712,500
 Fund Shares Repurchased               11,169,194         255,244           2,603,837               234,036
Depreciation on Forward Foreign
 Currency Contracts                       291,203               0                   0                     0
Accrued Distribution Expenses             262,470          42,891             192,386                35,863
Accrued Expenses and Other Payables        54,675          36,863              36,065                10,802
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      50,273,122         342,915          63,369,081             1,035,444
Net Assets at Value                $1,328,195,755    $228,681,067      $1,008,770,795          $177,309,335
-----------------------------------------------------------------------------------------------------------
NET ASSETS
Paid-in Capital(b)                 $  828,827,978    $149,568,452      $  936,948,417          $127,008,706
Accumulated Undistributed (Distri-
 butions in Excess of) Net Invest-
 ment Income (Loss)                       (53,538)        (18,027)            (43,470)              482,480
Accumulated Undistributed Net
 Realized Gain (Loss) on Investment
 Securities, Foreign Currency Trans-
 actions, Futures Contracts and Written
 Options                              196,222,421      14,565,422         (98,064,007)            2,158,065
Net Appreciation of Investment
 Securities and Foreign Currency
 Transactions                         303,198,894      64,565,220         169,929,855            47,660,084
-----------------------------------------------------------------------------------------------------------
Net Assets at Value                $1,328,195,755    $228,681,067      $1,008,770,795          $177,309,335
===========================================================================================================
Shares Outstanding                     21,380,794       8,189,908          35,938,214            12,034,040
Net Asset Value, Offering and
 Redemption Price per Share        $        62.12    $      27.92      $        28.07          $      14.73
===========================================================================================================
(a)  Investment  securities  at cost  and  value at  October  31,  1998  include repurchase agreements of $19,917,000,  $3,874,000 and $16,189,000 for Leisure,
     Technology and Utilities Funds, respectively.

(b)  The Fund has one billion  authorized  shares of common  stock,  par value of
     $0.01 per share.  Of such  shares,  100 million  have been  allocated  to each individual Fund.


See Notes to Financial Statements


Statement of Operations
Year Ended October 31, 1998
                                                     Environmental         Financial
                                      Energy           Services            Services                Gold
                                       Fund              Fund                Fund                  Fund
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                           $2,467,077       $   101,437         $20,587,652       $      624,410
Interest                               324,058            73,716           6,670,666              504,909
 Foreign Taxes Withheld                (35,043)           (1,105)           (477,849)             (28,129)
-----------------------------------------------------------------------------------------------------------
 TOTAL INCOME                        2,756,092           174,048          26,780,469            1,101,190
EXPENSES
Investment Advisory Fees             1,366,009           146,230           8,971,562              902,210
Distribution Expenses                  396,446            35,187           2,368,775              275,554
Transfer Agent Fees                    778,806           156,042           2,663,985              789,720
Administrative Fees                     37,320            12,925             226,043               28,044
Custodian Fees and Expenses             47,531             9,806             263,631               69,275
Directors' Fees and Expenses            20,612            10,215              63,992               17,218
Professional Fees and Expenses          17,578            12,922              47,612               18,118
Registration Fees and Expenses         110,819            25,411             185,107               86,076
Reports to Shareholders                 60,368            18,668             259,605               74,796
Other Expenses                          28,655             1,672              45,139               21,573
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                     2,864,144           429,078          15,095,451            2,282,584
  Fees and Expenses Absorbed by
   Investment Adviser                        0           (54,154)                  0                    0
  Fees and Expenses Paid Indirectly   (124,285)           (4,191)           (600,891)             (64,734)
-----------------------------------------------------------------------------------------------------------
     NET EXPENSES                    2,739,859           370,733          14,494,560            2,217,850
NET INVESTMENT INCOME (LOSS)            16,233          (196,685)         12,285,909           (1,116,660)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
 Investment Securities             (34,777,929)         (487,140)        107,435,688          (61,280,592)
 Foreign Currency Transactions        (351,966)              285           1,126,848           (4,017,214)
-----------------------------------------------------------------------------------------------------------
   Total Net Realized Gain (Loss)  (35,129,895)         (486,855)        108,562,536          (65,297,806)
Change in Net Appreciation
 (Depreciation) of:
 Investment Securities             (40,132,785)       (1,405,412)         (8,613,246)           9,132,700
 Foreign Currency Transactions               0                 0           3,345,483           (3,073,866)
-----------------------------------------------------------------------------------------------------------
   Total Net Appreciation
    (Depreciation)                 (40,132,785)       (1,405,412)         (5,267,763)           6,058,834
NET GAIN (LOSS) ON INVESTMENT
 SECURITIES AND FOREIGN
 CURRENCY TRANSACTIONS             (75,262,680)       (1,892,267)        103,294,773          (59,238,972)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Assets from Operations       $(75,246,447)      $(2,088,952)      $ 115,580,682         $(60,355,632)
===========================================================================================================

See Notes to Financial Statements


Statement of Operations (Continued)
Year Ended October 31, 1998

                                         Health
                                        Sciences          Leisure              Technology             Utilities
                                          Fund             Fund                    Fund                 Fund
---------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                          $    8,967,504     $  1,957,811           $ 2,446,801       $    4,947,268
Interest                                5,929,760          920,099             4,348,302              612,220
Other Income                                    0          155,625                     0                    0
 Foreign Taxes Withheld                  (143,219)         (31,575)              (19,838)            (119,396)
---------------------------------------------------------------------------------------------------------------
 TOTAL INCOME                          14,754,045        3,001,960             6,775,265            5,440,092
EXPENSES
Investment Advisory Fees                7,138,414        1,743,033             6,846,934            1,327,773
Distribution Expenses                   1,656,720          337,897             1,929,615              410,160
Transfer Agent Fees                     2,690,463          881,727             2,681,507              494,273
Administrative Fees                       176,048           44,861               168,098               36,556
Custodian Fees and Expenses               156,579           75,564               158,369               26,355
Directors' Fees and Expenses               55,849           19,369                56,677               15,976
Professional Fees and Expenses             47,891           21,533                41,423               18,112
Registration Fees and Expenses            103,463           54,887               148,825               36,959
Reports to Shareholders                   323,203           99,904               295,744               45,486
Other Expenses                             37,252            8,407                40,199                6,457
--------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                       12,385,882        3,287,182            12,367,391            2,418,107
  Fees and Expenses Absorbed by
   Investment Adviser                           0                0                     0             (135,673)
  Fees and Expenses Paid Indirectly      (378,681)         (93,796)             (421,165)             (68,161)
--------------------------------------------------------------------------------------------------------------
   NET EXPENSES                        12,007,201        3,193,386            11,946,226            2,214,273
--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)            2,746,844         (191,426)           (5,170,961)           3,225,819
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
 Investment Securities and
  Written Options                     200,337,560        16,698,439          (93,929,080)           2,567,139
 Foreign Currency Transactions         (3,511,674)         (225,575)          (2,401,063)              70,490
 Futures Contracts                              0          (877,475)                   0                    0
--------------------------------------------------------------------------------------------------------------
  Total Net Realized Gain (Loss)      196,825,886        15,595,389          (96,330,143)           2,637,629
Change in Net Appreciation of:
 Investment Securities                 64,390,447        14,244,512           75,063,615           29,877,601
 Foreign Currency Transactions          3,951,120         1,476,048              675,126              265,937
--------------------------------------------------------------------------------------------------------------
  Total Net Appreciation               68,341,567        15,720,560           75,738,741           30,143,538
--------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT
 SECURITIES, FOREIGN CURRENCY
 TRANSACTIONS AND FUTURES
 CONTRACTS                            265,167,453        31,315,949          (20,591,402)          32,781,167
--------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Assets from Operations        $  267,914,297    $   31,124,523    $     (25,762,363)    $     36,006,986
--------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements


Statement of Changes in Net Assets
Year Ended October 31

                                                                                                  Environmental
                                                                  Energy                            Services
                                                                   Fund                              Fund
------------------------------------------------------------------------------------------------------------------
                                                           1998             1997              1998          1997

OPERATIONS
Net Investment Income (Loss)                       $     16,233    $     934,679     $    (196,685)   $   (99,589)
Net Realized Gain (Loss) on Investment
 Securities and Foreign Currency Transactions       (35,129,895)      40,217,487          (486,855)     5,641,836
Change in Net Appreciation (Depreciation) of
 Investment Securities and Foreign
 Currency Transactions                              (40,132,785)      23,498,589        (1,405,412)    (1,079,626)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS                             (75,246,447)      64,650,755        (2,088,952)     4,462,621
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (167,166)        (766,993)                0              0
In Excess of Net Investment Income                       (2,454)               0                 0        (12,314)
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions                   (4,468,073)     (16,796,928)       (5,024,902)    (1,266,766)
In Excess of Net Realized Gain on
 Investment Securities and Foreign
 Currency Transactions                              (35,552,458)               0          (508,120)             0
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (40,190,151)     (17,563,921)       (5,533,022)    (1,279,080)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       591,680,044    1,133,329,398        33,358,057     80,565,921
Reinvestment of Distributions                        37,731,064       16,740,539         5,273,715      1,239,463
------------------------------------------------------------------------------------------------------------------
                                                    629,411,108    1,150,069,937        38,631,772      1,805,384
Amounts Paid for Repurchases of Shares             (696,170,359)  (1,113,674,939)      (39,285,847)   (88,631,624)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM FUND
 SHARE TRANSACTIONS                                 (66,759,251)      36,394,998          (654,075)    (6,826,240)
------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets            (182,195,849)      83,481,832        (8,276,049)    (3,642,699)
NET ASSETS
Beginning of Period                                 319,651,244      236,169,412        23,150,995     26,793,694
------------------------------------------------------------------------------------------------------------------
End of Period                                      $137,455,395    $ 319,651,244     $  14,874,946    $23,150,995
------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed (Distributions
 in Excess of) Net Investment Income
 (Loss) Included in Net Assets at End
 of Period                                         $   (10,238)    $     150,934     $      (2,257)   $    (1,567)

------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         44,134,902        69,488,349         3,807,403      7,527,335
Shares Issued from Reinvestment of Distributions     2,803,292         1,194,637           655,934        127,595
------------------------------------------------------------------------------------------------------------------
                                                    46,938,194        70,682,986         4,463,337      7,654,930
Shares Repurchased                                 (51,273,648)      (69,903,722)       (4,443,404)    (8,275,001)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares              (4,335,454)          779,264            19,933       (620,071)
==================================================================================================================

See Notes to Financial Statements


Statement of Changes in Net Assets(Continued)
Year Ended October 31

                                                                 Financial
                                                                 Services                             Gold
                                                                   Fund                               Fund
-------------------------------------------------------------------------------------------------------------------
                                                           1998              1997              1998          1997

OPERATIONS
Net Investment Income (Loss)                       $ 12,285,909    $   10,182,137     $  (1,116,660)   $   (924,221)
Net Realized Gain (Loss) on Investment
 Securities and Foreign Currency Transactions       108,562,536       147,813,499       (65,297,806)    (30,717,664)
Change in Net Appreciation (Depreciation) of
 Investment Securities and Foreign
 Currency Transactions                               (5,267,763)       97,578,701         6,058,834     (94,168,901)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS                             115,580,682       255,574,337       (60,355,632)   (125,810,786)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                               (12,269,881)      (10,174,253)                0               0
In Excess of Net Investment Income                            0                 0        (1,637,391)    (64,909,867)
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions                 (148,103,393)      (48,464,760)                0               0
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                (160,373,274)      (58,639,013)       (1,637,391)    (64,909,867)
--------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     1,718,344,847     1,852,179,285       703,190,475   1,024,175,443
Reinvestment of Distributions                       150,190,546        54,645,985         1,520,914      61,300,192
--------------------------------------------------------------------------------------------------------------------
                                                  1,868,535,393     1,906,825,270       704,711,389   1,085,475,635
Amounts Paid for Repurchases of Shares           (1,519,342,944)   (1,533,193,829)     (686,554,223) (1,021,562,103)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 FROM FUND SHARE TRANSACTIONS                       349,192,449       373,631,441        18,157,166      63,913,532
Total Increase (Decrease) in Net Assets             304,399,857       570,566,765       (43,835,857)   (126,807,121)
NET ASSETS
Beginning of Period                               1,113,254,702       542,687,937       151,085,243     277,892,364
--------------------------------------------------------------------------------------------------------------------
End of Period                                    $1,417,654,559    $1,113,254,702      $107,249,386   $ 151,085,243
--------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed (Distributions
 in Excess of) Net Investment Income
 Included in Net Assets at End
 of Period                                           $  (21,917)   $       (3,840)     $ (3,948,406)  $  (2,122,169)

--------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                          57,179,200        72,520,136       319,522,708     210,893,300
Shares Issued from Reinvestment of Distributions      5,459,331         2,428,228       652,176          11,026,021
--------------------------------------------------------------------------------------------------------------------
                                                     62,638,531        74,948,364       320,174,884     221,919,321
Shares Repurchased                                  (51,007,064)      (60,404,260)     (310,832,754)   (209,545,027)
--------------------------------------------------------------------------------------------------------------------
Net Increase in Fund Shares                          11,631,467        14,544,104         9,342,130      12,374,294
====================================================================================================================

See Notes to Financial Statements


Statement of Changes in Net Assets (Continued)
Year Ended October 31


                                                             Health Sciences                         Leisure
                                                                  Fund                                 Fund
----------------------------------------------------------------------------------------------------------------------
                                                             1998               1997              1998            1997

OPERATIONS

Net Investment Income (Loss)                       $    2,746,844    $     1,048,707     $    (191,426)   $    107,837
Net Realized Gain on Investment
 Securities, Foreign Currency Transactions
 and Futures Contracts                                196,825,886        150,514,154        15,595,389      21,991,252
Change in Net Appreciation of Investment
 Securities and Foreign Currency Transactions          68,341,567         41,293,920        15,720,560      18,919,855
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS FROM OPERATIONS                               267,914,297        192,856,781        31,124,523      41,018,944
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (4,765,887)          (982,628)                0        (106,433)
In Excess of Net Investment Income                        (53,859)                 0            (8,831)         (8,905)
Net Realized Gain on Investment Securities,
 Foreign Currency Transactions and
 Futures Contracts                                   (147,796,033)      (138,286,646)      (22,821,029)     (6,650,312)
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (152,615,779)      (139,269,274)      (22,829,860)     (6,765,650)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       1,309,995,468        846,691,468       217,846,689     188,164,769
Reinvestment of Distributions                         142,313,946        134,000,802        21,894,580       6,513,122
------------------------------------------------------------------------------------------------------------------------
                                                    1,452,309,414        980,692,270       239,741,269     194,677,891
Amounts Paid for Repurchases of Shares             (1,183,910,039)    (1,023,610,028)     (235,970,629)   (264,612,549)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM FUND
 SHARE TRANSACTIONS                                   268,399,375        (42,917,758)        3,770,640     (69,934,658)
Total Increase (Decrease) in Net Assets               383,697,893         10,669,749        12,065,303     (35,681,364)
NET ASSETS
Beginning of Period                                   944,497,862        933,828,113       216,615,764     252,297,128
------------------------------------------------------------------------------------------------------------------------
End of Period                                      $1,328,195,755    $   944,497,862     $ 228,681,067    $216,615,764
------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed (Distributions
 in Excess of) Net Investment Income
 Included in Net Assets at  End
 of Period                                         $      (53,538)   $     2,019,043     $    (18,027)    $    (12,651)
------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                            22,644,603         15,734,775        7,793,967        7,514,363
Shares Issued from Reinvestment of
 Distributions                                          2,979,770          2,804,756          899,529          290,394
------------------------------------------------------------------------------------------------------------------------
                                                       25,624,373         18,539,531        8,693,496        7,804,757
Shares Repurchased                                    (20,669,473)       (19,017,914)      (8,465,353)     (10,864,156)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                  4,954,900           (478,383)         228,143       (3,059,399)
------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements

Year Ended October 31


                                                                  Technology                           Utilities
                                                                     Fund                                 Fund
-----------------------------------------------------------------------------------------------------------------------
                                                             1998               1997              1998            1997

OPERATIONS

Net Investment Income (Loss)                       $   (5,170,961)   $     3,859,471     $   3,225,819    $  3,885,836
Net Realized Gain (Loss) on Investment
 Securities, Foreign Currency Transactions
 and Written Options                                  (96,330,143)       191,768,642         2,637,629       3,976,158
Change in Net Appreciation (Depreciation) of
 Investment Securities and Foreign
 Currency Transactions                                 75,738,741        (21,199,698)       30,143,538      10,184,614
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS                               (25,762,363)       174,428,415        36,006,986      18,046,608
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                           0         (3,844,605)       (3,220,692)     (3,883,534)
In Excess of Investment Income                            (32,284)                 0                 0               0
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions                    (94,248,558)      (105,677,534)       (3,970,217)    (10,429,174)
In Excess of Net Realized Gain on
 Investment Securities and Foreign
 Currency Transactions                                (98,305,920)                 0                 0               0
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (192,586,762)      (109,522,139)       (7,190,909)    (14,312,708)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       1,501,056,910      1,630,735,648       446,364,689     213,563,256
Reinvestment of Distributions                         181,493,943        104,735,865         6,686,820      13,624,733
-----------------------------------------------------------------------------------------------------------------------
                                                    1,682,550,853      1,735,471,513       453,051,509     227,187,989
Amounts Paid for Repurchases of Shares             (1,495,399,337)    (1,550,020,036)     (436,981,400)   (251,580,295)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS FROM FUND
 SHARE TRANSACTIONS                                   187,151,516        185,451,477        16,070,109     (24,392,306)
-----------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets               (31,197,609)       250,357,753        44,886,186     (20,658,406)
NET ASSETS
Beginning of Period                                 1,039,968,404        789,610,651       132,423,149     153,081,555
-----------------------------------------------------------------------------------------------------------------------
End of Period                                      $1,008,770,795    $ 1,039,968,404     $ 177,309,335    $132,423,149
-----------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed (Distributions
 in Excess of) Net Investment Income
 (Loss) Included in Net Assets at End
 of Period                                         $      (43,470)   $         2,000     $     482,480    $     (1,533)


-----------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                            51,002,134         48,520,411        32,309,451      18,030,968
Shares Issued from Reinvestment of Distributions        7,022,355          3,352,065           489,728       1,209,641
------------------------------------------------------------------------------------------------------------------------
                                                       58,024,489         51,872,476        32,799,179      19,240,609
Shares Repurchased                                    (50,998,957)       (46,024,492)      (31,429,955)    (21,291,670)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                  7,025,532          5,847,984         1,369,224      (2,051,061)
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Strategic Funds, Inc. (formerly known as INVESCO Strategic Portfolios, Inc.)(the "Fund") is incorporated in Maryland and presently consists of eight separate Funds:
Energy Fund, Environmental Services Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Technology Fund and Utilities Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Strategic Funds, Inc. and a name change for each separate Fund to Fund from Portfolio. The investment objectives are to seek capital appreciation through investments in specific business sectors. Additionally, Utilities Fund seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the FundOs board of directors.
      Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
      Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the FundOs board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
      Assets and liabilities initially expressed in terms of foreign cur-riences are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS - Leisure Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, Leisure Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, Leisure Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by Leisure Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, Leisure Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Leisure Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

D. OPTIONS - The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations.
      The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securitites and Foreign Currency Transactions in the Statement of Operations.

E. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
   The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
      The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
      The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
      The Environmental Services Fund may have elements of risk due to concentrated investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
      Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

F. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1998, Energy had $32,145,203 in net capital loss carryovers which expire in the year 2006, Environmental Services had $508,679 in net capital loss carryovers which expire in the year 2006, Gold Fund had $1,051,643, $65,174,126 and $64,972,554 in net capital loss carryovers which expire in the years 2003, 2005 and 2006, respectively and Technology had $95,219,757 in net capital loss carryovers which expire in the year 2006.
      To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 1998, amounts qualifying for the dividends received deduction available to the FundOs corporate shareholders were as follows:

                                                                   Qualifying
   Fund                                                            Percentage
-------------------------------------------------------------------------------
   Energy Fund                                                         0.46%
   Environmental Services Fund                                         0.00%
   Financial Services Fund                                            13.88%
   Gold Fund                                                          39.24%
   Health Sciences Fund                                              100.00%
   Leisure Fund                                                        0.34%
   Technology Fund                                                     0.01%
   Utilities Fund                                                    100.00%

      Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

      For the year ended October 31, 1998, the effects of such differences were as follows:

                                                    Accumulated
                                   Accumulated    Undistributed
                                 Undistributed     Net Realized
                                           Net          Gain on
                                    Investment       Investment         Paid-in
   Fund                                 Income       Securities         Capital
--------------------------------------------------------------------------------
Energy Fund                    $       (7,785)    $    (34,759)     $    42,544
Environmental Services Fund           195,995           (1,393)        (194,602)
Financial Services Fund               (34,105)          34,106               (1)
Gold Fund                             927,814          160,620       (1,088,434)
Health Sciences Fund                      321         (208,704)         208,383
Leisure Fund                          194,881         (187,160)          (7,721)
Technology Fund                          5,157,775      241,913      (5,399,688)
Utilities Fund                             478,886     (442,759)        (36,127)

      Net investment income, net realized gains and net assets were not affected.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

I. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
      Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Health Sciences and Financial Services Funds and Distribution Expenses and Transfer Agent Fees for all Funds are reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
      For the year ended October 31, 1998, Fees and Expenses Paid Indirectly consisted of the following:

                                     Custodian Fees  Distribution    Transfer
   Fund                                and Expenses      Expenses  Agent Fees
--------------------------------------------------------------------------------
   Energy Fund                             $  9,111       $27,655     $ 87,519
   Environmental Services Fund                2,735         1,456            0
   Financial Services Fund                  204,533        12,528      383,830
   Gold Fund                                 24,853        15,450       24,431
   Health Sciences Fund                     161,368        15,421      201,892
   Leisure Fund                              30,889         9,942       52,965
   Technology Fund                           76,427        39,535      305,203
   Utilities Fund                            13,022             0       55,139

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the FundOs investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.75% on the first $350 million of average net assets;
reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. IFG voluntarily agreed to waive a portion of its fee to 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, 0.375% on average net assets in excess of $5 billion and 0.35% on average net assets in excess of $6 billion.
   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transferred to IFG.
   A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") became effective November 1, 1997 for Energy, Financial Services, Gold, Health
Sciences, Leisure, Technology and Utilities Funds, and December 1, 1997 for Environmental Services Fund. The Plan provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended October 31, 1998, Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology and Utilities Funds paid the Distributor $340,026, $30,504, $2,083,025, $233,587, $1,378,830, $285,064, $1,697,694, and $374,297,
respectively, under the plan of distribution.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Environmental Services and Utilities Funds.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                         Purchases                   Sales
--------------------------------------------------------------------------------
Energy Fund                                $341,338,749           $436,412,134
Environmental Services Fund                  26,166,827             31,361,540
Financial Services Fund                     819,884,962            672,408,845
Gold Fund                                   170,466,261            156,081,593
Health Sciences Fund                      1,024,924,939            929,465,819
Leisure Fund                                 67,524,458             89,842,730
Technology Fund                           1,773,728,202          1,732,688,461
Utilities Fund                               77,037,962             77,024,273

   There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           Net
                                     Gross            Gross       Appreciation
Fund                          Appreciation     Depreciation
(Depreciation)
--------------------------------------------------------------------------------
Energy Fund                   $   9,386,327    $ 12,031,119     $  (2,644,792)
Environmental Services Fund       1,633,326       1,263,155           370,171
Financial Services Fund         215,625,503      34,858,095       180,767,408
Gold Fund                         9,639,906      72,587,072       (62,947,166)
Health Sciences Fund            314,614,498      14,425,064       300,249,434
Leisure Fund                     75,307,767      11,690,863        63,616,904
Technology Fund                 188,390,038      21,304,433       167,085,605
Utilities Fund                   48,537,141       1,223,127        47,314,014

NOTE 5 --  TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES.   Certain of
the Fund's officers and directors are also officers and directors of IFG or IDI.
   The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
   The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds.
   Pension expenses for the year ended October 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                   Pension          Accrued            Pension
Fund                              Expenses    Pension Costs          Liability
--------------------------------------------------------------------------------
Energy Fund                    $     5,893    $       1,275      $     11,524
Environmental Services Fund            690            1,123             3,385
Financial Services Fund             17,926            3,779            39,069
Gold Fund                            4,567           13,011            32,071
Health Sciences Fund                18,565           17,913            71,513
Leisure Fund                         4,227            9,858            27,928
Technology Fund                     19,422            7,692            51,235
Utilities Fund                       2,436            4,666            13,856

   An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1998, in which the issuer was an affiliate of the Fund, is as follows:



                                  Purchases                          Sales                    Realized
---------------------------------------------------------------------------------------     Gain (Loss)
                                                                                          on Investment        Value at
Affiliate                  Shares               Cost          Shares          Cost           Securities        10/31/98
-------------------------------------------------------------------------------------------------------------------------

Gold Fund
Crown Resources           150,000         $     447,751         --                   --            --         $ 2,775,000
Guyanor Ressources
  SA Class B                  --                    --          --                   --            --             872,657
Pacific Rim Mining            --                    --          --                   --            --             550,037
Star Resources          3,370,000               603,921         --                   --            --             315,869
Sutton Resources Ltd      720,000             3,891,816       27,900         $    263,619    $ (72,523)         4,200,000
Health Sciences Fund
Ecogen Technologies I         --                    --          --                   --            --                   1
Electroscope Inc              --                    --       399,000            1,039,500     (640,500)                 0
Emisphere Technologies        --                    --       399,775            5,298,657      291,786          1,429,459
Janus Biomedical
  Series A, Conv Pfd          --                    --          --                   --            --           1,000,000
Multum Information
  Services
     Series C, Pfd            --                    --       571,429            1,000,001    (1,000,001)                0
     Series E, Pfd            --                    --       142,941              486,000      (408,670)                0
Orbtek Inc
  Series A, Conv Pfd          --                    --       476,190              999,999      (874,904)                0
Physicians Online
  Bridge Notes, 11.000%
     10/31/2000           292,070               292,070         --                    --            --            292,070
  Series A, Pfd               --                    --          --                    --            --          1,954,904
ResMed Inc                    --                    --          --                    --            --         22,695,000
Unisyn Technologies           --                    --          --                    --            --                  1
Unisyn Technologies
  Series A, Conv Pfd          --                    --          --                    --            --                  0
  Series B, Pfd               --                    --          --                    --            --                  1
  Series C, Pfd               --                    --          --                    --            --                  0
Technology Fund
Future Communications         --                    --       160,000            3,084,375    (3,084,375)                0

   Interest income in the amount of $13,399 was received from Physicians Online, Bridge Notes during the fiscal year ended October 31, 1998. No dividend was received from any other affiliated companies.

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1998, there were no such borrowings.

Other Information
Unaudited
Year 2000 Computer Issue. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.
In addition, the markets for, or values of, securities in wihch the Funds invest may possibly be hurt by computer failures affecting portfolio investments or tradin of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement pro-blems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year
2000 computer issues may adversely affect the Funds' investments.

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Strategic Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Energy Fund, Environmental Services Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Technology Fund and Utilities Fund (constituting INVESCO Strategic Funds, Inc., formally known as INVESCO Strategic Portfolios, Inc., hereafter referred to as the "Fund") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
-------------------------------

PricewaterhouseCoopers LLP

Denver, Colorado
December 8, 1998


Financial Highlights -- Energy Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994


PER SHARE DATA
Net Asset Value - Beginning of Period      $  19.38     $   15.03        $    10.09      $   10.77       $    11.53
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (a)                      0.00          0.06              0.04           0.09             0.06
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)               (5.04)         5.56              4.94          (0.68)           (0.76)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              (5.04)         5.62              4.98          (0.59)           (0.70)
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)        0.01          0.05              0.04           0.09             0.06

Distributions from Capital Gains               0.34          1.22              0.00           0.00             0.00
In Excess of Capital Gains                     2.69          0.00              0.00           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            3.04          1.27              0.04           0.09             0.06
Net Asset Value -- End of Period             $11.30        $19.38            $15.03         $10.09        $   10.77

---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                 (28.51%)       40.65%            49.33%         (5.45%)          (6.04%)


RATIOS
Net Assets - End of Period ($000 Omitted)   $137,455      $319,651          $236,169         $48,284      $   73,767
Ratio of Expenses to Average
  Net Assets                                  1.58%(c)       1.21%(c)           1.30%(c)       1.53%(c)        1.35%
Ratio of Net Investment Income to
  Average Net Assets                          0.01%          0.39%              0.54%          0.72%           0.65%
Portfolio Turnover Rate                        192%           249%               392%           300%            123%


(a) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.

(b) Distributions in excess of net investment income for the years ended October 31, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.


Financial Highlights -- Environmental Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994

PER SHARE DATA
Net Asset Value N Beginning of Period      $  11.44     $   10.14        $     8.12      $    6.50       $     6.80
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                0.00         (0.04)             0.06           0.08             0.06
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.09)         1.89              2.02           1.62            (0.30)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              (1.09)         1.85              2.08           1.70            (0.24)
LESS DISTRIBUTIONS
Dividends from Net Investment Income           0.00          0.00              0.06           0.08             0.06
In Excess of Net Investment Income             0.00          0.01              0.00           0.00             0.00
Distributions from Capital Gains               2.79          0.54              0.00           0.00             0.00
In Excess of Capital Gains                     0.28          0.00              0.00           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            3.07          0.55              0.06           0.08             0.06
---------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period            $   7.28     $   11.44        $    10.14      $    8.12       $     6.50
=====================================================================================================================

TOTAL RETURN                                 (12.09%)       19.13%            25.58%         26.09%          (3.51%)


RATIOS
Net Assets - End of Period ($000 Omitted)  $  14,875    $   23,151       $    26,794     $   22,756      $   29,276
Ratio of Expenses to Average
  Net Assets(c)                              1.92%(d)       1.72%(d)          1.61%(d)      1.57%(d)          1.29%
Ratio of Net Investment Income
  (Loss) to Average Net Assets(c)            (1.01%)       (0.40%)            0.47%         0.65%             0.61%
Portfolio Turnover Rate                        146%          187%              142%          195%              211%


(a) The per share information was computed based on weighted average shares.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended October 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.20%, 2.16%, 1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been (1.29%), (0.84%), 0.23%, 0.29% and 0.47%, respectively.
(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.



Financial Highlights (Continued) -- Financial Services Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994

PER SHARE DATA
Net Asset Value N Beginning of Period      $  29.14     $   22.94        $    18.95      $   15.31       $    20.28
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.25          0.28              0.50           0.29             0.29
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)               3.01          8.14              5.18           3.64            (0.66)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               3.26          8.42              5.68           3.93            (0.37)
LESS DISTRIBUTIONS
Dividends from Net Investment Income           0.25          0.28              0.50           0.29             0.29

In Excess of Net Investment Income             0.00          0.00              0.05           0.00             0.00
Distributions from Capital Gains               3.70          1.94              1.14           0.00             4.31
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            3.95          2.22              1.69           0.29             4.60
Net Asset Value - End of Period           $   28.45    $    29.14      $      22.94      $   18.95       $    15.31

---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                 11.76%        39.80%            31.48%         25.80%           (2.24%)

RATIOS
Net Assets-End of Period ($000 Omitted)  $1,417,655    $1,113,255      $    542,688      $ 410,048       $  266,170
Ratio of Expenses to Average
  Net Assets                                1.05%(a)      0.99%(a)          1.11%(a)       1.26%(a)           1.18%
Ratio of Net Investment Income
  to Average Net Assets                     0.85%         1.19%             2.48%          2.10%              1.66%
Portfolio Turnover Rate                       52%           96%              141%           171%                88%


(a) Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.



Financial Highlights (Continued) -- Gold Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994


PER SHARE DATA
Net Asset Value N Beginning of Period      $   3.21     $    8.00        $     5.21      $    5.68       $     6.23
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                   0.01         (0.02)            (0.01)          0.01            (0.02)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)               (1.29)        (2.62)             2.80          (0.47)           (0.53)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              (1.28)        (2.64)             2.79          (0.46)           (0.55)
LESS DISTRIBUTIONS
Dividends from Net Investment Income           0.00          0.00              0.00           0.01             0.00

In Excess of Net Investment Income             0.03          2.15              0.00           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                            0.03          2.15              0.00           0.01             0.00
Net Asset Value - End of Period            $   1.90     $    3.21        $     8.00      $    5.21       $     5.68
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                (39.98%)      (44.38%)           53.55%         (8.12%)          (8.83%)

RATIOS
Net Assets - End of Period ($000 Omitted)  $107,249     $ 151,085        $  277,892      $ 151,779       $  271,163
Ratio of Expenses to Average
 Net Assets                                   1.90%(b)      1.47%(b)          1.22%(b)       1.32%(b)         1.07%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                       (0.93%)       (0.41%)           (0.08%)         0.13%           (0.32%)
Portfolio Turnover Rate                        133%          148%              155%            72%              97%

(a) The per share information was computed based on average shares.

(b) Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.



Financial Highlights (Continued) -- Health Sciences Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994



PER SHARE DATA
Net Asset Value N Beginning of Period     $    57.50     $   55.24        $    50.47      $   35.09       $    33.49
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                    0.13          0.06              0.07          (0.03)           (0.24)
Net Gains on Securities
 (Both Realized and Unrealized)                13.55         10.85              8.78          15.41             1.84
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               13.68         10.91              8.85          15.38             1.60
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)         0.25          0.06              0.07           0.00             0.00
Distributions from Capital Gains                8.81          8.59              4.01           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             9.06          8.65              4.08           0.00             0.00
Net Asset Value - End of Period           $    62.12     $   57.50        $    55.24      $   50.47       $    35.09
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  28.58%        22.96%            17.99%         43.83%            4.78%

RATIOS
Net Assets - End of Period ($000 Omitted) $1,328,196     $ 944,498        $  933,828      $ 860,926       $  473,926
Ratio of Expenses to Average Net Assets       1.12.%(b)      1.08%(b)          0.98%(b)       1.15%(b)         1.19%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                         0.25%         0.11%             0.11%         (0.08%)          (0.57%)
Portfolio Turnover Rate                          92%          143%               90%           107%              80%

(a) Distributions in excess of net investment  income for the year ended October
    31, 1998, aggregated less than $0.01 on a per share basis.

(b) Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.


Financial Highlights (Continued) -- Leisure Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994




PER SHARE DATA
Net Asset Value - Beginning of Period     $    27.21     $   22.89        $    23.78      $   22.63       $    25.47
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)                 0.00          0.02              0.04           0.08            (0.01)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)                 3.69          4.96              2.25           2.06            (0.94)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                3.69          4.98              2.29           2.14            (0.95)
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)         0.00          0.02              0.04           0.08             0.00
Distributions from Capital Gains                2.98          0.64              2.25           0.91             1.89
In Excess of Capital Gains                      0.00          0.00              0.89           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             2.98          0.66              3.18           0.99             1.89
Net Asset Value - End of Period           $    27.92     $   27.21        $    22.89      $   23.78       $    22.63
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  15.16%        22.32%            10.66%          9.98%           (3.92%)

RATIOS
Net Assets - End of Period ($000 Omitted) $  228,681     $ 216,616        $  252,297      $ 265,181       $  282,649
Ratio of Expenses to Average Net Assets        1.41%(c)      1.41%(c)          1.30%(c)       1.29%(c)         1.17%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                           (0.09%)        0.05%             0.18%          0.31%            0.00%
Portfolio Turnover Rate                          31%           25%               56%           119%             116%

(a) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.

(b) Distributions in excess of net investment income for the years ended October
    31, 1998, 1997, 1996 and 1995 aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.



Financial Highlights (Continued) -- Technology Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994





PER SHARE DATA
Net Asset Value N Beginning of Period     $    35.97     $   34.23        $    34.33      $   24.94       $    26.99
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(a)                 0.00          0.13              0.07          (0.02)           (0.02)
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)                (1.45)         6.23              5.76          10.20             1.19
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               (1.45)         6.36              5.83          10.18             1.17
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)         0.00          0.13              0.07           0.00             0.00
Distributions from Capital Gains                3.16          4.49              5.86           0.79             3.22
In Excess of Capital Gains                      3.29          0.00              0.00           0.00             0.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             6.45          4.62              5.93           0.79             3.22
Net Asset Value - End of Period           $    28.07     $   35.97        $    34.23      $   34.33       $    24.94
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  (2.47%)       20.71%            19.98%         42.19%            5.04%

RATIOS
Net Assets - End of Period ($000 Omitted) $1,008,771     $1,039,968       $  789,611      $ 563,109       $  327,260
Ratio of Expenses to Average Net Assets        1.17%(c)       1.05%(c)         1.08%(c)       1.12%(c)         1.17%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                        (0.49%)         0.41%            0.24%         (0.06%)          (0.55%)
Portfolio Turnover Rate                         178%           237%             168%           191%             145%


(a) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.

(b) Distributions in excess of net investment income for the years ended October
    31, 1998 and 1996, aggregated less than $0.01 on a per share basis.

(c) Ratio is based on Total Expenses of the Fund, which is before any offset arrangements.



Financial Highlights (Continued) -- Utilities Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                   Year Ended October 31
---------------------------------------------------------------------------------------------------------------------
                                             1998           1997                1996          1995             1994





PER SHARE DATA
Net Asset Value N Beginning of Period     $    12.42     $   12.04        $    10.61      $    9.76       $    12.80
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.30          0.32              0.37           0.44             0.33
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)                 2.56          1.25              1.43           0.84            (1.12)
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.86          1.57              1.80           1.28            (0.79)
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)         0.26          0.32              0.37           0.43             0.25
Distributions from Capital Gains                0.29          0.87              0.00           0.00             2.00
---------------------------------------------------------------------------------------------------------------------
Total Distributions                             0.55          1.19              0.37           0.43             2.25
Net Asset Value - End of Period           $    14.73     $   12.42        $    12.04      $   10.61       $     9.76
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  23.44%        14.37%            17.18%         13.48%           (7.22%)

RATIOS
Net Assets - End of Period ($000 Omitted) $  177,309     $ 132,423        $  153,082      $ 134,468       $  139,579
Ratio of Expenses to Average Net Assets(b)     1.29%(c)      1.22%(c)          1.17%(c)       1.18%(c)         1.13%
Ratio of Net Investment Income to
 Average Net Assets(b)                         1.82%         2.74%             3.28%          4.47%            3.33%
Portfolio Turnover Rate                          47%           55%              141%           185%             180%


(a) Distributions in excess of net investment  income for the year ended October
    31, 1996, aggregated less than $0.01 on a per share basis.

(b) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended October 31, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.36%, 1.27%, 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 1.75%, 2.69%, 3.20%, 4.34% and 3.32%, respectively.

(c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


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INVESCO

INVESCO Distributors, Inc. (sm)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.